FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVE., SUITE 1000
                            OKLAHOMA CITY, OK 73102

G.M.  FULLER  (1920-1999)                               TELEPHONE:  405-235-2575
JERRY TUBB                                               FACSIMILE: 405-232-8384
DAVID  POMEROY
TERRY  STOKES
   ------
OF  COUNSEL:
MICHEL  A.  BICKFORD                                   THOMAS  J.  KENAN E-MAIL:
THOMAS J. KENAN                                                kenan@ftpslaw.com
ROLAND  TAGUE
BRADLEY  D.  AVEY

                                 October 9, 2003


Securities  and  Exchange  Commission
Division  of  Corporate  Finance
ATTENTION  JOHN  M.  HARTZ
Washington,  D.C.  20549

Re:     Schedule  14C  Preliminary  Information  Statement,  Amendment  No.  1
        TS  Electronics,  Inc  (formerly  named  "Softstone  Inc.")
        Commission  File  No.  0-29523

Dear  Mr.  Hartz:

As counsel to TS Electronics, Inc., I enclose Amendment No. 1 to its Schedule 14C Information Statement (the "Amended Information Statement"), in accordance with your instructions in your letter dated August 26, 2003.

We are providing by FedEx, as courtesy copies, two redlined hard copies as well as two hard copies of the filed version of the Amended Information Statement.

I  believe  we  have  provided  all  relevant disclosures required by Item 14 to
Schedule 14A for both companies involved as well as disclosures required by Parts B and C of Form S-4 as per your letter.

The audited financial statements of both TS Electronics, Inc. and TS Electronics (China) Corp. have been included in the Amended Information Statement and have been updated through June 30, 2003. Pro forma consolidated financial statements have been updated in the Amended Information Statement and include reasonably detailed notes thereto.

Kabani & Company has advised us as follows regarding why that company is not required to be licensed in Texas with regard to its audit of some of the financial statements contained in the Schedule 14C:

Securities and Exchange Commission
October 9, 2003
Page 2


     Kabani & Company, Inc. audited the balance sheets of TS Electronics, Inc. (formerly, Softstone, Inc.) as of June 30, 2003 and 2002 and the related statements of operations, stockholders' deficit and cash flows for the years ended June 30, 2003 and 2002. Audit opinions were issued by Kabani & Company, Inc. on September 17, 2003 and September 27, 2002 for the audits of 2003 and 2002, respectively. Kabani & Company, Inc. is based in Fountain Valley, California. The audits were performed in the state of California and no audits field work was performed in the State of Texas. Per Kabani & Company, Inc.'s discussion with the State Board of Accountancy in Texas, license to practice in the State of Texas is not required if the field work is not performed in the State of Texas.

If there are questions or matters that could be resolved more effectively by telephone, please call me at 405-235-2575. My fax number is 405-232-8384.

Sincerely,


/s/  Thomas  J.  Kenan

Thomas  J.  Kenan

cc:  Keith  Boyd  (w/enclosure)
     Kabani  &  Co.  (w/enclosure)

                                                              PRELIMINARY COPIES

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        AMENDMENT NO. 1 TO SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934

Check  the  appropriate  box:

[X]  Preliminary  Information  Statement
[ ]  Confidential,  for  Use   of  the  Commission  Only  (as  permitted by Rule
     14c-5(d)(2)
[ ]  Definitive  Information  Statement

              TS Electronics, Inc., formerly named Softstone Inc.
              ---------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment  of  Filling  Fee  (Check  the  appropriate  box):

[ ]  No  fee  required
[X]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
     Common  Stock

(2)  Aggregate  number  of  securities  to  which  transaction  applies:
     5,400,000  shares

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined): $0.275 a share for 5,350,000 shares of common stock to be distributed to securities holders in connection with an acquisition, based on the average of the closing bid and asked prices of the registrant's common stock on August 14, 2003 (the registrant's stock traded then on the Bulletin Board under its previous name, Softstone, Inc., and stock symbol "SOFS") and $0.275 a share for 50,000 shares of common stock (based as before) plus $341,110 as the value of other properties to be distributed to securities holders by the registrant from the sale of substantially all of its assets.

(4)  Proposed  maximum  aggregate  value  of  transaction:
     Acquisition transaction: 5,350,000 shares x $0.275 = $1,417,250. Sale of assets transaction: 50,000 shares x $0.275 = $13,750 + $341,110 =
     $354,860

(5)  Total  fee  paid:
     $294.25  +  $70.97  =  $365.22

                                                              PRELIMINARY COPIES
                              INFORMATION STATEMENT
                              TS ELECTRONICS, INC.
                        (formerly named Softstone, Inc.),

     This Information Statement is furnished to stockholders in connection with the proposed taking of certain actions by the written authorization or consent of persons holding a majority of the outstanding shares of common stock of TS Electronics, Inc., a Delaware corporation ("our company", formerly named "Softstone, Inc."). Although the approval of our company's stockholders is required to fully effect the transactions, shareholders holding more than 75 percent of our outstanding shares have given their written approval of the transactions. Accordingly, it is not necessary for the company to call a special meeting of stockholders to consider the proposed reorganization, and your approval is not required and is not being sought. Regulations of the U.S. Securities and Exchange Commission (the "Commission") require that our company transmit an information statement containing certain specified information to every holder of our common stock that is entitled to vote or give an authorization or consent with regard to any matter to be acted upon and from whom proxy authorization or written consent is not solicited. This Information Statement must be mailed at least 20 calendar days prior to the earliest date on which the corporate action may be taken. This Information Statement is being mailed to our stockholders on or about October 15, 2003 to our stockholders of record of October 3, 2003.

We  Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.


                               SUMMARY TERM SHEET
                               ------------------

     We have entered into a Reorganization Agreement with TS Electronics (China), a Delaware corporation that conducts all of its business in China. The Reorganization Agreement contemplates two transactions:

     We shall acquire all the capital stock of TS Electronics (China) on the following basis:

     - Before acquiring all the capital stock of TS Electronics (China), we shall consolidate to 600,000 shares, on a pro rata basis, all shares of our outstanding common stock Each 21.8045 shares outstanding on August 14, 2003 shall be consolidated into one share with fractional shares being rounded up or down to the nearest whole number. See "Description of the Five Transactions - The Stock Consolidation
        Transaction"  on  page  6;

     - We shall then issue 5,350,000 shares of our common stock to the shareholders of TS Electronics (China), pro rata, in exchange for all the capital stock of TS Electronics (China). See "Description of the Five Transactions - The Stock Issuance Transaction" on page 7;

     - The officers and directors of TS Electronics (China) shall become the officers and directors of our company. See "Description of the Five Transactions - The Reorganization Agreement Transaction" on page 6; and

     - We will change our name to TS Electronics, Inc. See "Description of the Five Transactions - The Name Change Transaction" on page 7.

     We  shall  sell  the  following  assets to an entity to be owned by Gene F.
     ---------------------------------------------------------------------------
Boyd,  Betty  Sue  Boyd  and  Keith  P.  Boyd  ("the  Boyds"),  the  controlling
--------------------------------------------------------------------------------
shareholders  of  our  company,  on the following basis. See "Description of the
--------------------------------------------------------
Five Transactions  -  The  Sale  of  Assets  Transaction"  on  page  7:

     We shall transfer to the Boyds's entity our rubber business and all related assets, valued on our books at $298,628, which assets have little market value,

     We will issue to the Boyds's entity 50,000 shares of post-consolidation stock,

     We will issue to the Boyds's entity 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant, and

     We will receive from the Boyds their written release of approximately $761,768 of debt owed by our company to them, and

     We will receive from the Boyds their written assumption of the obligation to pay all other debt of our company, which is approximately $270,820, together with written releases of this debt from the creditors to whom this debt is owed.

     The  net  effect  of  the  reorganization  agreement  transactions will be:
     ---------------------------------------------------------------------------

     - The current rubber business and related assets of our Company, 50,000 shares of common stock and 100,000 stock purchase warrants will be transferred to an entity to be wholly owned by the Boyds.

     - The new business of our Company will be the business currently conducted by TS Electronics (China).

     - The Boyds's ownership of our company's Common Stock will have been reduced from 50 percent to approximately five percent. The control of our company will pass to the present shareholders of TS Electronics (China).

     - Our company's debt owed to creditors other than the Boyds will have been released or paid by the Boyds. Our company's debt to the Boyds will have been cancelled. Our company will have no liabilities.

     - Our company's management will be replaced by the present management of TS Electronics (China).

     - The historical financial statements of our company will be those of TS Electronics (China), not our company.

     - For Federal income tax purposes, the Reorganization Transaction will be tax-free to our shareholders pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code. There will be no income tax consequences to our shareholders other than a change in the per-share tax basis of their shareholdings after giving effect to the stock consolidation.

     - There are no changes in the rights of our stockholders as a result of the transaction.

     -  Our  company  will  be  renamed  "TS  Electronics,  Inc."


                                SPECIAL FACTORS

The fifth Transaction described in this Information Statement (The "Sale of Assets Transaction" on page 7) relates to the sale of substantially all the present assets and the rubber business of our Company to Gene F. Boyd, Betty Sue Boyd and Keith P. Boyd ("the Boyds"). Gene and Betty Boyd are the parents of Keith Boyd. Gene and Keith Boyd are directors of our company. Keith Boyd is the president of our company, and Gene Boyd is the secretary of our company. Our stockholders should be aware of the following matters:

     - In contemplation of the sale of our assets and rubber business (with a book value of $298,628) to an entity to be owned by the Boyds and of the effectuation of all five Transactions, in August 2003 our company issued 3,650,651 shares of common stock to Gene Boyd, 1,064,187 shares of its common stock to Keith Boyd and 507,895 shares of its common stock to Betty Sue Boyd (the "Boyds"). The issuance of these shares increased the stock position of the Boyds to 50 percent of the 13,082,698 presently outstanding shares of our common stock. These shares were issued primarily in exchange for (i) the Boyds releasing our company from the obligation to pay approximately $761,768 in notes owed to them and (ii) the Boyds assuming the obligation to personally pay, and obtaining the release of our company from the obligation to pay, approximately $270,820 of additional debt owed by our company to other persons. These shares were also issued in recognition of the fact that of the approximately $1,309,234 cash (disregarding shares issued for services) raised by our company through the sale of stock since its inception, the Boyds have contributed slightly more than half of that, or $684,099, and have not been fully recognized for this contribution. The total contributions of the Boyds, including their recent assumption to release or pay all debt of our company, is approximately $1,716,687 or 51.6 percent of the $3,327,026 total contributions of capital to our company, after giving effect to the release and assumption of debt by the Boyds described above. Absent the Boyds' release of $761,768 of company debt owed to them and their assuming the obligation to pay an additional $270,820 of debt of our company owed to other parties, the Transactions described below would not be possible and would not even be attempted.

     - The Boyds negotiated the terms of the sale of our rubber business assets to themselves.

     - Because of the Boyds's control of our company, they have actual conflicts of interest with regard to their participation in the negotiation of the terms of the sale of our rubber business to themselves. They also have conflicts of interest in the manner in which they would approve the sale of assets to themselves. In an effort to resolve these conflicts of interest, the Boyds agreed to their approving the five Transactions only after the approval of the transactions should first be obtained from holders of a majority of the outstanding shares not counting the shares held by the Boyds. Such written approval was obtained before the Boyds gave their written consent to this and the other Transactions described herein.

     - The Transactions described in this Information Statement relate to the acquisition by our company of all the capital stock of TS Electronics (China) Corp., a Delaware corporation with its principal business located in Tianjin, China. TS Electronics (China)'s business shall become the business of our company and TS Electronics (China)'s 129 employees shall effectively become employees of our company. The sale of our rubber business and assets to the Boyds is a coincidence of the acquisition of the business and assets of TS Electronics (China). This sale of assets to the Boyds could not occur unless our stockholders should also approve the other four Transactions described herein.

     - Our company is insolvent. If all five Transactions described herein should not be effectuated, the rubber business of our company would almost surely fail in the immediate future. In such a case, the Boyds would be the major creditor of our company. By reason of this, in any bankruptcy or reorganization case, the Boyds would be in a position to acquire the substantial majority or all of our assets. Our stockholders would almost surely receive nothing in such a bankruptcy reorganization or liquidation case.

     - We have received no offers for the sale of our rubber business and are not aware of any prospective purchaser of our assets or rubber business. We believe the equipment relating to our rubber business that we have, which equipment has been in storage for several months, would have minimal or no value as a bankruptcy auction item.

     - Essentially, the business, management and control of our company are to be changed. Because of the consolidation of all presently outstanding shares of common stock of our company to only 600,000 shares and because of (i) our issuance of 5,350,000 shares of Common Stock to the

        TS Electronics (China) shareholders in exchange for all the capital stock of TS Electronics (China) and (ii) our issuance of 50,000 shares of Common Stock to an entity to be owned by the Boyds plus 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant in exchange for the Boyds's paying or assuming and obtaining the release of approximately $1,032,588 total indebtedness of our company, you - our existing stockholders - will experience a 90 percent dilution in your share ownership of our company. However, your shares will become shares in a growing, profitable company that realizes net income from its operations, a development that should improve the market liquidity and value of your Common Stock.


                      DESCRIPTION OF THE FIVE TRANSACTIONS

REORGANIZATION AGREEMENT TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, a Reorganization Agreement dated as of July 31, 2003 between our company and TS Electronics (China), a Delaware corporation with its principal offices in Tianjin, China; pursuant to which agreement, among other things -

     - all outstanding shares of common stock of our company will be consolidated, pro rata, into 600,000 shares,
     - after such consolidation, 5,350,000 million shares of our common stock will be issued to the TS Electronics (China) shareholders in exchange for all the issued and outstanding shares of capital stock of TS Electronics (China),
     - the business of our company will then become the business of TS Electronics (China) in China (see "Information With Respect to TS Electronics (China) on page 28, and
     - our company's present rubber business and assets (see "Information With Respect to Our Company" on page 14), 50,000 shares of post-consolidation Common Stock plus 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant will be sold to an entity to be owned by the Boyds in exchange for their releasing, paying, or obtaining the cancellation of, approximately $1,032,588 of debt of our company owed to the Boyds and others.

STOCK CONSOLIDATION TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, a Transaction to authorize the consolidation, pro rata, of all the presently outstanding shares of common stock of our company into 600,000 shares. This is equivalent to each 21.8045 shares of stock being consolidated down to one share of stock. Fractional shares shall be rounded up or down to the nearest whole number.

STOCK ISSUANCE TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, a Transaction to authorize the issuance of 5,350,000 million shares of Common Stock to the TS Electronics (China)'s shareholders in exchange for all the issued and outstanding capital stock of that company.

NAME CHANGE TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, the adoption of an amendment to our company's Certificate of Incorporation to change the name of our company from "Softstone, Inc." to "TS Electronics, Inc."

SALE OF ASSETS TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, the Transaction - which is part of the Reorganization Agreement Transaction - that our company sell, to an entity to be owned by the Boyds, our company's rubber business and all our company's assets, 50,000 shares of post-consolidation Common Stock plus 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant in exchange for the Boyds's releasing, paying or obtaining the release of approximately $1,032,588 in debt owed by our company to the Boyds and others.

                            LACK OF APPRAISAL RIGHTS

     Delaware law and our certificate of incorporation do not provide appraisal rights to stockholders that dissent from the transactions described herein.


                      PRINCIPAL PARTIES TO THE TRANSACTIONS

         The principal parties to the transactions described below are:

         The  acquiring  company:

         Softstone,  Inc.  (now  named  "TS  Electronics,  Inc.)
         111  Hilltop  Lane
         Pottsboro,  TX  75076
         Telephone:  (903)  786-9618

         The  company  to  be  acquired:

         TS  Electronics  (China)  Corp.
         c/o  ShenDing  Electronics,  Inc.
         XinMao  Technology  Park,  D1,  Suite  5C-D
         Tianjin,  China
         Telephone:  011-86-22-83710114-

         The  persons  to  whom  control  of  our  company  shall  pass:

         Jingyi  Wang
         XinMao  Technology  Park,  D1,  Suite  5C-D
         Tianjin,  China

         JianZhong  Wang
         XinMao  Technology  Park,  D1,  Suite  5C-D
         Tianjin,  China

         The persons who shall purchase our rubber business and related assets:

         Gene  F.  Boyd
         712  Franklin  Court
         Ardmore,  OK   73401

         Keith  P.  Boyd
         111  Hilltop  Lane
         Pottsboro,  TX  75076

         Betty  Sue  Boyd
         712  Franklin  Court
         Ardmore,  OK   73401

                  MATERIAL CONTACTS WITH TS ELECTRONICS (CHINA)

     During the period for which financial statements of our company and TS Electronics (China) are provided herein, there were no material contacts, arrangements, understandings, relationships, negotiations or transactions between the two companies and their affiliates until mid-July 2003 when negotiations commenced directly between the parties regarding what came to be executed as the Reorganization Agreement on July 31, 2003.

     The negotiations were conducted by telephone on behalf of our company by our counsel, Thomas J. Kenan, and on behalf of T S Electronics (China) by Tianbing Wei, a New York City agent of T S Electronics (China) in late July 2003. Mr. Kenan and Mr. Wei had become acquainted several years earlier when Mr. Wei had resided in Oklahoma City, the city of Mr. Kenan's residence. Mr. Wei initiated the negotiations, being aware that Mr. Kenan had been known to represent companies in reverse merger transactions. Neither Mr. Wei, Mr. Kenan nor any other person is being compensated by our company as a finder, broker or consultant with regard to the transactions described herein.

     In addition to the Reorganization Agreement, the principal terms of which are described in this Information Statement, the executive officers, directors, controlling persons and several shareholders associated or earlier associated with our company have executed written "lockup agreements" with TS Electronics (China). The effect of these agreements is to remove from the "public float" 41,247 of the 600,000 shares of our company presently outstanding (after giving effect to the 1-for-21.8045 stock consolidation) until February 14, 2004 and an additional approximately 259,000 of these 600,000 shares until nine months after the closing of the Reorganization agreement.

     There are no other present or proposed agreements, arrangements, understandings or relationships between our company or any of our executive officers, directors or controlling persons or subsidiaries and TS Electronics (China) Corp. or any of its executive officers, directors, controlling persons or subsidiaries.

                    REASONS FOR ENGAGING IN THE TRANSACTIONS

     Our directors considered the facts that our company has never had a profitable quarter, is insolvent, and faces liquidation or receivership this year if it remains in the rubber business.

     Our  directors  also  considered  the  impressive  growth of TS Electronics
(China). TS Electronics (China) has 40 full-time employees as of October 1, 2003. Its assets at June 30, 2003 were $1,464,295 against liabilities of $671,930. It had sales for the nine-month period ended June 30, 2003 of $1,271,004 - a 7-fold increase from sales of $97,049 for the preceding nine-month period ended June 30, 2002. It had net income of $520,272 for the nine-month period ended June 30, 2003 - a 29-fold increase from net profits of $17,920 for the preceding nine-month period ended June 30, 2002. It dominates its market in the third largest city in China and has solidified its position in that region as a supplier of certain equipment used in the rapidly growing wireless communications industry in China. It has ambitious growth plans, plans that can best be achieved if it is a public company with its stock trading in the United States.


         CONDITIONS TO THE CONSUMMATION OF THE REORGANIZATION AGREEMENT

     CONDITIONS TO THE CLOSING BY OUR COMPANY. The obligation of our company to consummate the transactions contemplated by the Reorganization Agreement is subject to the satisfaction, or waiver by our company, of certain conditions including the following:

     (i) The representations and warranties made by TS Electronics (China) under the Reorganization Agreement must be true and correct as of the date of the Reorganization Agreement and as of the Closing Date with the same force and effect as if they had been made on the Closing Date;

     (ii) All covenants, agreements and conditions contained in the Reorganization Agreement must be performed or complied with by TS Electronics (China) on or prior to the Closing Date in all material respects; and

     (iii) Our  company   must  have   obtained   stockholder  approval  of  the
          Transactions,  which  approval  has  been  obtained.

The Boyds, who own 50 percent of the outstanding voting stock of our company, withheld their consent to the five transactions until our company had first obtained the written consent to the transactions from holders of a majority of the other outstanding shares of the company.

     CONDITIONS TO THE CLOSING BY TS ELECTRONICS (CHINA). The obligation of TS Electronics (China) to consummate the transactions contemplated by the
Reorganization  Agreement  is  subject  to  the  satisfaction,  or  waiver by TS
Electronics  (China),  of  certain  conditions  including  the  following:

     (i) The representations and warranties made by our company under the Reorganization Agreement must be true and correct as of the date of the Reorganization Agreement and as of the Closing Date with the same force and effect as if they had been made on the Closing Date; and

     (ii) All covenants, agreements and conditions contained in the Reorganization Agreement must be performed or complied with by our company on or prior to the Closing Date in all material respects; and

     (iii) Prior to the Closing, our company shall not have suffered any material adverse change.

                  REPRESENTATIONS AND COVENANTS OF THE PARTIES

     COMPANY REPRESENTATIONS AND COVENANTS. Under the terms of the Reorganization Agreement, our company has made numerous representations and agreed to abide by several affirmative covenants, among which are the following:

     (i) The financial statements of our company, which are attached hereto as Annex I, present fairly the financial condition and results of operations of our company in accordance with generally accepted accounting practices;

     (ii) All material liabilities of our company, contingent or matured, are revealed in the financial statements or as a separate exhibit;

     (iii) Our company has filed, or will file prior to the Closing, all tax returns required to be filed by any taxing authority and has paid or accrued all taxes required to be paid; and

     (iv) We have not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation set forth in the Reorganization Agreement.

     TS ELECTRONICS (CHINA)'S REPRESENTATIONS AND COVENANTS. Under the terms of the Reorganization Agreement, TS Electronics (China) has made numerous representations and agreed to abide by several affirmative covenants, among which are the following:

     (i) The financial statements of TS Electronics(China), which are attached hereto as Annex II, present fairly the financial condition and results of operations of TS Electronics (China) in accordance with U.S. generally accepted accounting principles;

     (ii) All material liabilities of TS Electronics(China), contingent or matured, are revealed either in the financial statements or in Exhibit
          4.10  attached  to  the  Reorganization  Agreement.

    (iii) TS Electronics (China) has filed, or will file prior to the Closing, all tax returns required to be filed by any taxing authority and has paid or accrued all taxes required to be paid; and

     (iv) TS Electronics (China) has not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation set forth in the Reorganization Agreement.

                             APPROVALS AND CONSENTS

     Other than the approval of our company's stockholders of the transactions, the transactions contemplated by the Reorganization Agreement do not require the approval or consent of third parties, including governmental entities, in order for the parties to perform their obligations under the Reorganization Agreement.

                      OTHER REPRESENTATIONS AND WARRANTIES

     The Reorganization Agreement contains customary representations and warranties of our company and of TS Electronics (China) relating to, among other things, (i) organization, good standing, qualification to do business and other corporate matters; (ii) the authorization, execution, delivery and enforceability of the Reorganization Agreement; (iii) the status of the shares of Common Stock of our company and of TS Electronics (China) to be delivered;
(iv) the status of certain financial statements referenced in the Reorganization Agreement; (v) the absence of certain changes or events since the date of the balance sheet referenced in the Reorganization Agreement; (vi) the status of our company's contracts and commitments; (vii) the absence of certain litigation;
(viii) the employees and employee benefit programs of our company; (ix) required consents and approvals; (x) compliance with laws; (xi) the title of each of our company and TS Electronics (China) to its property and assets; (xii) tax matters; and (xiii) related party transactions, including indebtedness to officers and directors.

                                CHANGE OF CONTROL

     The 5,350,000 shares of Common Stock to be issued to the shareholders of TS Electronics (China) pursuant to the Reorganization Agreement will represent, in the aggregate, 89 percent of all shares then outstanding, after considering the effect of consolidating to 600,000 the number of shares of our company outstanding prior to the issuance of such 5,350,000 shares and the issuance of 50,000 shares to an entity to be owned by the Boyds. As a result, following the consummation of the transactions contemplated by the Reorganization Agreement, the number of shares that will be controlled by the present two shareholders of TS Electronics (China) will enable them, acting in concert, to effectively control the outcome of any matter presented to the stockholders, including the election of all of the members of our board of directors.

                     INFORMATION WITH RESPECT TO OUR COMPANY

Business  Development

     Our company was incorporated as "Softstone, Inc." on January 28, 1999, pursuant to the provisions of the General Corporation Act of the State of Delaware. On May 31, 1999, we merged with Soft Stone Building Products, Inc., an Oklahoma corporation that was a predecessor to our company's business. Our initial business operations were conducted at 620 Dallas Drive, Denton, Texas 76205. On February 1, 2000, we moved our offices and facilities to Ardmore, Oklahoma. In June 2002 we moved our production facilities into storage and moved our office facilities to 111 Hilltop Lane, Pottsboro, Texas 75076, which is our present address. On August 13, 2003 we changed our name to "TS Electronics, Inc."

Description  of  Business

     Our focus initially was solely on realizing the commercial benefits of a process developed for this purpose and patented by our first president, Frederick Parker. Because we have this process, we have a contract with Michelin North America's Ardmore tire manufacturing facility that pays us to take its waste tires.

     Our primary focus later shifted to the commercial possibilities of a superior, newly discovered devulcanization process to which we acquired a 5.5-year exclusive license for the Western Hemisphere and to the importation and resale of hard-to-find and specialty crumb rubber manufactured by other companies.

     Devulcanization  -  The  Levgum  Process

     This process - called the Levgum Process after the name of the company of scientists and engineers in Israel that developed and patented the process - breaks down the sulfur links across polymer chains in vulcanized rubber. It allows the rubber to be used again.

     There are other devulcanization techniques. But, we believe ours is better, cheaper and eco-friendlier than all others.

     Before we agreed to pay $250,000 for our exclusive license, we took the Levgum devulcanized rubber product to the Akron Rubber Development Laboratory in Akron, Ohio for testing and for comparison with virgin rubber and with the best devulcanized rubber produced by other techniques. The laboratory results:

     - Levgum devulcanized rubber retains 80 percent of virgin rubber's properties, making it most useful. Other techniques retain 40 percent at best.

     - Levgum's devulcanized rubber can be produced at significantly less cost than can other devulcanization technologies or than the cost of virgin rubber.

     - We use conventional machines operating at room temperatures. Competing technologies employ lengthy operations involving grinding, chemical, heating and mechanical processes.

     - The Levgum devulcanization process is non-toxic and eco-friendly. Other technologies are not.

     We took a sample of the Levgum devulcanized rubber and the Akron Rubber Development Laboratory test results to the chief chemist at Michelin's Ardmore tire factory. The chemist advised us that our product is superior to all other devulcanized rubber products.

     We have attempted to exploit our licensed technology through sub-licenses throughout the Western Hemisphere. In addition to our Michelin contract, we are engaged in discussions with Rubbermaid's principal plant in Mexico. It has to dispose of 150 tons of waste rubber a month. By substituting our Levgum technology and making use of its own waste rubber, this Rubbermaid facility should effect savings of $99,000 a month - savings that drop to its bottom line.

     We have not proposed to build devulcanization plants. Instead, it has been our intention to sub-contract the initial manufacturing of the devulcanized rubber, sell sub-licenses to other companies, and offer our assistance with the marketing of the devulcanized rubber for a commission. We have not been successful in realizing our intentions.

     Our license obligations to Levgum and our anticipated charges to our sub-licensees are as follows:

                                                       Charges
                                      -----------------------------------------
                                      Our  outgo     Income  from       Net  to
                                      to  Levgum     sub-licensees     Softstone
                                      ------------   -------------     ---------
Levgum-supplied  "modifier"
  to mix with used rubber             $3,000 a ton    $3,500 a ton    $500 a ton

Royalty  on  a  ton  of  Levgum-
  processed  rubber                      $30 a ton       $60 a ton     $30 a ton


                                       13

Sub-license  fee                          $0          Will  vary       Will vary

     We need $50,000 in capital to fund our manufacture of a fully automated tire de-beader, which we propose to then manufacture for sale to the industry, to pursue opportunities to sublicense the Levgum devulcanization technology, and to market crumb rubber produced by us or other manufacturers. We have not identified the source of these funds.

     Devulcanization
     ---------------

     Technology exists today to "fine grind" rubber from 80 to 200 mesh (holes per square inch). This technology has long been the best source for injecting recycled rubber into virgin rubber mixes. The cost to do so is extremely high; often costing 20 to 30 percent more than the cost of virgin rubber itself. Rubber manufacturing companies do this to meet government regulations and to have a way to recycle their own waste. Rubber disposal is extremely expensive; companies that can "fine grind" have the ability to sell back to a company 100% of its scrap in a usable form.

     For years, manufacturers tried to establish a process that breaks the sulfur links across polymer chains (devulcanize) without hurting the original chemical properties, allowing the resulting material to be re-deployed in new and existing products. Although some have been successful, they were plagued with economic or environmental problems. We have a 5.5-year exclusive license to the Western Hemisphere for a process that (i) breaks the sulfur lattice under normal room temperature conditions using conventional machines and (ii) does away with the expensive and lengthy operations involving grinding, chemical, heating and mechanical processes. It is the only process known to us where relatively large pieces of rubber waste can be used, a feature that saves substantial amounts of investment in terms of plant and machinery, labor, power, space, storage and transportation. The process itself is 100% non-toxic and eco friendly. The final product produced is in granular form and, when mixed with virgin rubber or master compounds, results in better homogeneity than any other process we know of. The test results we obtained from a test facility in Akron, Ohio proved that the devulcanized rubber, itself, maintains 80% of the original properties of the uncured compound. This results in a product that can be produced and sold at a cheaper price than the "fine grind" powders while maintaining much higher physical properties.

Our  devulcanized  rubber  development  plan  is  as  follows:

     1.  Develop  a  turnkey  devulcanization  system.
     2.  Develop  the  market.
     3. Sub-license the technology to large recyclers, the largest of which has contacted Softstone and is very interested in using the technology.

     We envision utilizing our contacts in the recycled rubber and virgin rubber industry to establish market presence. We see no need at this time to establish a raw material supply beyond the needs of the development location to implement the devulcanized technology into the market. Instead, we plan to expand on our relationships with crumb rubber manufacturers by sublicensing the technology and jointly developing the market.

     Our  compensation  for  these efforts will come from the following sources.

     1.  Sales  of  devulcanized  rubber  from  the  pilot  plant  in  Ardmore.
     2.  Sales  of  sub-licenses.
     3.  Sales  of  specialty  crumb  rubber.
     4. Royalties for the amount of rubber devulcanized with our process and commissions on sales.

Conversion  of  Waste  Tires  Into  Useful  Products

     There is a worldwide need for a method to convert whole waste tires into useful products with no waste as a byproduct and with favorable economic results. New tire manufacturers in the U.S. are required to dispose of their manufacturing rejects without creating an unsightly mess or adding to ecological problems. Government agencies at all levels tend to cooperate with any company having a reasonable means of disposing of the approximately seven million tires each year that are discarded as rejects or as worn-out tires. Virtually every state has a program whereby it pays a fee per tire to qualified companies that dispose of used tires.

     Our past president, Frederick Parker, is a co-inventor of a patented process Softstone uses to convert waste tires into useful products. The Parker I System machine was constructed in Ardmore, Oklahoma as a proof-of-concept prototype. With subtle adjustments recently made, this machine became a production model that ingests whole tires at one end of the machine and ejects rubber modules at the other end with virtually no waste or contaminants. The rubber modules are virtually indestructible and have been tested for use as a playground covering, pathways, walking trails, horse barn stalls and other uses.

     The Parker I System machine can make a variety of products by using different molds. Our most popular product is a two-foot by four-foot module approximately two inches thick that interlocks with adjacent modules for walk ways and driveways. However, the size and thickness of the modules can be adjusted for use as highway cone holders, crash barriers, guardrails, bridge and road impact pads and as a substitute for asphalt in several key applications.

     Approximately 80 to 85 percent of the modules' composition is comprised of wire-free tire chips. The balance is comprised of readily available polyurethane binders and other substances.

     We have raised and spent approximately $1.5 million since inception on developing our patented process and on designing and constructing our Parker System I proof-of-concept machine in Joshua, Texas. The Parker System I is highly automated. Whole tires are inserted into a shredder, reduced to chip rubber, blended with a specially prepared binder element, placed into a custom mold and then pressed into place and locked. These molds are then moved on a conveyor belt through a heated oven where the product cures and comes out the other end as a rubber-molded product ready for sale. We believe there is no more efficient or economical method of processing tires into finished products than our process.

     We need to refurbish our tire shredder and to purchase equipment that produces wire-free chips from the shredded tires. Our modules have withstood a 300,000-pound deformation test and immediately rebounded; yet, the product has qualified for installation on children's playgrounds. The product is ready to be installed immediately after it is made. There is no curing time necessary. The product is relatively light but does not break, crack or tear.

     We believe that the primary markets for our products are paving applications where concrete and asphalt now dominate, such as sidewalks, driveways and trails. Concrete and asphalt have significant drawbacks compared to Softstone-based products. Concrete and asphalt crack and heave due to soil and weather conditions. They often must be replaced after a few years of use. Softstone's rubber modules, however, will not crack because of weather's cold or melt because of its heat. If there is a soil heaving condition, our product can be lifted and relaid when the ground condition is corrected.

     Crumb  Rubber  Importation
     --------------------------

     In the United States today there exists a demand for several specific grades of crumb rubber. Until recently these grades had been considered waste and were commonly landfilled or incorporated in various molded products. Hence, the lack of value of these materials had limited their production. In the last three years, however, the crumb rubber industry has seen some significant changes, predominantly in the areas of playground and landscape. The demand for such material has entered into the hundred million pounds per year sector, and U.S. production only manufactures approximately 24,000,000 pounds per year of this specified material. We have gained a presence in the international market and have located various suppliers world wide to assist us in brokering this material.

Distribution  Methods

     We have several interested parties for the distribution of our paving material; however, since we have temporarily shut down this operation, we do not have the product available for distribution.

Competitive  Business  Conditions

     Many firms make molded rubber products, including some for patio, horse trailer and barn applications. Many sell specified crumb rubber. It is our observation and belief that our products are superior to all others in economics and durability. We are also able to import crumb rubber from India, Sri Lanka and China and resell it at prices lower than those of U.S. competitors.

Sources  and  Availability  of  Raw  Materials;  Names  of  Principal  Suppliers

     There is virtually an endless supply of waste tires. Many sources will pay us to take the tires off their hands. Our earlier operation of the Parker System was based on Michelin's paying us $0.77 to $0.85 a tire for recycling purposes. However, in some sectors of the market, specifically the playground and landscape industries, there is only a limited amount of the needed material produced in the United States on an annual basis. This has led us to import crumb rubber from overseas suppliers in India, Sri Lanka and China. We are currently working on increasing our monthly supply by signing up new manufacturers from these three areas. This would alleviate a dependence on any one supplier and level out our monthly revenues.

Dependence  on  Major  Customers  or  Suppliers

     We are dependent on our international suppliers for our sources of specified crumb rubber. The supply in the United States of the material we import is 100% consumed on an annual basis.

     We are still in the development stage as far as sales are concerned and are dependent upon one major customer in St. Louis. There are many other buyers of the same material in the United States; however, we are currently only supplying a small percentage of their estimated monthly capacity.

Patents,  Trademarks  and  Licenses

     The inventors of our patented Parker One System, one of whom is Frederick Parker, our past president, have assigned the patent to Softstone with no retained royalty.

     We have a 5.5-year exclusive license to the Levgum devulcanization technology for the Western Hemisphere.

Regulatory  Approvals

     There are no federal or state regulatory requirements that must be complied with or approval must be obtained in connection with the Transactions described herein.

Government  Regulations

     Our operations are subject to regulation by various federal, state and local governmental entities and enactments, which include environmental laws and workplace regulations, including the Occupational Safety and Health Act, the Fair Labor Standards Act, the Clean Air Act, the Clean Water Act and other laws and regulations regarding health, safety, sanitation, environmental issues, building codes and fire codes. We believe that our current compliance programs adequately address such concerns and that we will be in substantial compliance with such laws and regulations. Our failure to comply with such laws and regulations could result in serious sanctions and penalties that could materially and adversely affect our business.

Research  and  Development

     We spent approximately $650,000 during 1999 and 2000 but nothing over the last two years in research and development activities with regard to the development of our products. None of the cost of these activities was borne directly by our customers.

Environmental  Laws

     We must comply with the environmental regulations of the Environmental Protection Agency and the equivalent Oklahoma and Texas agencies charged with environmental protection. This consists, primarily, in complying with regulations regarding the disposal of waste products. Such compliance requires no significant outlay of capital by us and only minimum costs. We produce no hazardous waste as most of our competitors do.

Seasonality

     There  is  no  seasonal  aspect  to  our  business.

Employees

     We  have  one  full-time  employee  and  no  part-time  employees.

Exclusive  License  With  Levgum,  Ltd.

     On March 15, 2002 we executed an agreement with Levgum, Ltd. of Tel Aviv, Israel. Levgum owns patents pertaining to certain technology for the devulcanization of rubber tires. We are convinced that this is the best devulcanization technology in the world and that it is commercially viable, as compared to other devulcanization technologies that work but cost more to apply per pound of rubber produced than the cost of virgin rubber.

     Levgum shipped to us ten kilograms of its devulcanized rubber for us to perform laboratory trials on. The trials were most satisfactory. We then acquired the exclusive rights to Levgum's technology for the Western Hemisphere, including the right to sublicense the technology in this geographic area.

     We paid $250,000 to Levgum for these exclusive rights for a 5.5 year period and for a ten percent equity interest in Levgum. To retain the exclusive rights, we will have to remit royalties to Levgum as follows:

          First  18  months:              $   200,000
          Next  12  months:                 1,000,000
          Next  12  months:                 2,000,000
          Next  12  months:                 3,000,000
          Next  12  months:                 5,000,000

     The royalties will consist of $30 for each ton of devulcanized rubber produced in the Western Hemisphere using Levgum's devulcanization technology.

Reports  to  Security  Holders

     We file reports with the Securities and Exchange Commission. These reports are annual 10-KSB, quarterly 10-QSB, and periodic 8-K reports. We also intend to furnish stockholders with annual reports containing financial statements audited by independent public or certified accountants and such other periodic reports as we may deem appropriate or as required by law. The public may read and copy any materials we file with the SEC at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We are an electronic filer, and the SEC maintains an Internet Web site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The address of such site is http://www.sec.gov.

                            DESCRIPTION OF PROPERTY

     We neither own nor lease any office or manufacturing space. Our office space is provided rent free in Pottsboro, Texas by our president. We no longer have any space for manufacturing. All of our tire processing equipment was placed into storage in August, 2002, rent free, at a warehouse in Ardmore, Oklahoma owned by the Ardmore Industrial Airpark Authority. The equipment consists of several modules that, together, convert reject vehicle tires into rubber composition mats. The equipment has no other uses.

                                LEGAL PROCEEDINGS

     Neither our company nor any of our property is a party to, or the subject of, any material pending legal proceedings other than ordinary, routine litigation incidental to our business.

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no matters submitted to a vote of our stockholders during the last fiscal year or during the subsequent period to the filing of this report.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

     Our common stock was admitted to trading on the OTC Bulletin Board on April 17, 2002. Its stock symbol initially was "SOFS." On August 15, 2003 the symbol was changed to "TSET". The following table shows the quarterly high and low prices of the stock since it was admitted to trading through June 30, 2003, which was before the stock symbol change. The prices reflect inter-dealer quotations without mark-up, mark-down or commissions and may not represent actual transactions.

                                              High               Low
                                              ----               ---
          Calendar  2002:
               2nd  Qtr                       0.51               0.11
               3rd  Qtr                       0.25               0.06
               4th  Qtr                       0.17               0.05

          Calendar  2003:
               1st  Qtr                       0.1                0.1
               2nd  Qtr                       0.1                0.05
               3rd  Qtr                       5.4                0.08

     There are approximately 175 holders of record of our company's common stock.

     Our company has declared no dividends on our common stock. There are no restrictions that would or are likely to limit the ability of our company to pay dividends on its common stock, but we have no plans to pay dividends in the foreseeable future and intend to use earnings for the expansion of our business.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto and is qualified in its entirety by the foregoing and by more detailed financial information appearing elsewhere. See "Financial Statements."

Results  of  operations,  Fiscal  Years  2002  and  2003

     The following table presents, as a percentage of sales, certain selected financial data for each of fiscal years ended June 30, 2002 and June 30, 2003:

                                                  Fiscal Year Ended
                                                  -----------------
                                               06-30-2002   06-30-2003
                                               ----------   ----------
Sales                                              100%        100%
Operating expenses                               2,007%        241%
                                                ------       -----
Income from operations                          (1,907)%      (141)%
Other expenses                                  (1,038)%        64%
                                                ------       -----
Net income (loss)                               (2,945)%      (206)%
Net loss per share(1)                           $(3.90)     $(0.69)
----------------------

     (1) Based on each 21.8045 shares outstanding on August 14, 2003 being consolidated to one share.

     Sales

     Sales of $37,490 for fiscal year 2002 increased by $72,589, or 194 percent, to sales of $110,079 in fiscal 2003. The increase is due to our importing and reselling in the U.S. crumb rubber from India.

     Operating  expenses

     Operating expenses decreased to $265,721 in fiscal 2003 from $752,324 in fiscal 2002. This 65 percent decrease is attributed primarily to fiscal 2002's purchase of, and research conducted prior to, the purchase of the Levgum Devulcanization Technology as well as our decision to discontinue our module manufacturing operations in Ardmore, storing the Parker System at a rent free facility and our President providing our office rent free at our current address, 111 Hilltop Lane, Pottsboro, TX.

     Net  income  (loss)

     Our net loss of $226,365 in fiscal 2003 is a marked improvement from our net loss of $1,104,133 in fiscal 2002. This improvement is attributed to the company's purchasing the rights to a foreign patent for $250,000, which purchase had to be expensed as the patent has not been appraised, and our discontinuing our pilot plant operations in Ardmore, Oklahoma and storing our manufacturing equipment, thus further lowering our operating expenses.

     Balance  sheet  items

     Current assets of $3,554 on June 30, 2003, compares unfavorably with current liabilities of $905,815 at that time, an unfavorable current ratio of ..004.

     Liquidity  and  Capital  Resources

     During the fiscal year ended June 30, 2003, we financed our net loss of $226,365 primarily through -

-  sales  of  common  stock  for  $36,235  in  cash,
-  loans  of  $22,336,
-  the  sale  of  assets  totaling  $32,576,
-  the  receipt  of  $2,515  for  stock  to  be  issued,
-  depreciation  and  amortization  of  $67,271,
-  a  $17,741  loss  on  settlement  of  debt, and
-  an  increase  in  accrued  expenses  of  $48,514.

     During the fiscal year ended June 30, 2002, we financed our net loss of $1,104,133 primarily through -

-  sales  of  common  stock  for  $254,520  in  cash,
-  loans  of  $287,263,
-  the  issuance  of  $346,537  worth of common stock for services and interest,
-  depreciation  and  amortization  of  $83,307,
-  $125,000  loss  on  an  investment,  and
-  a  $214,444  loss  on  the  impairment  of  assets.


                                    OUTLOOK

     We have been unable to raise funds for the renovation of our tire shredder and the purchase of equipment that produces wire-free chips from shredded tires. We were able, however, to raise $250,000 from the Boyds to acquire the exclusive license from Levgum for the Western Hemisphere rights to its devulcanization technology. We shifted our business emphasis to exploiting such license and to brokering the sale of crumb rubber manufactured by other manufacturers. We have not been able to achieve any significant success and have determined that it is in the best interests of our shareholders to reorganize our company in accordance with the reorganization agreement with TS Electronics (China) described herein.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

     On September 5, 2002 Hogan & Slovacek of Oklahoma City and Tulsa, our principal independent accountants, resigned. Hogan & Slovacek had been engaged as our principal independent accountants since August 22, 2001, when it replaced Grant Thornton LLP as our principal independent accountants. See Softstone's Form 8-K filed with the Commission on August 27, 2001 (Commission File No. 000-29523).

     The report of Hogan & Slovacek on the financial statements of Softstone (our earlier name) for its fiscal year ended June 30, 2001 contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for the fiscal year ended June 30, 2001, were not otherwise modified as to uncertainty, audit scope, or accounting principles during the period of its engagement (August 22, 2001 to September 5, 2002) or the interim period to September 5, 2002, the date of resignation. Similarly, the reports of Grant Thornton on the financial statements of Softstone contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for each of the fiscal years ended June 30, 2000 and 1999, were not modified as to uncertainty, audit scope, or accounting principles during such past two years or the interim period to August 21, 2001, the date of resignation.

     During the past two years or interim periods prior to September 5, 2002, there were no disagreements between Softstone and either Grant Thornton or Hogan & Slovacek, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's or Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On September 5, 2002, we engaged Kabani & Company, Inc. of Fountain Valley, California as our new principal accountant to audit our consolidated financial statements.

     The decision to change accountants was recommended and approved by the board of directors.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     A list of our current officers, directors and significant employees appears below. The directors are elected annually by the shareholders. The officers serve at the pleasure of the board of directors. The directors do not presently receive fees or other remuneration for their services.

                                                    Office Held        Term of
     Person                        Office              Since            Office
     ------                        ------           -----------        -------
Keith P. Boyd, 30              President               2001         October 2003
                               Director                2001         October 2003
Frederick W. Parker, 68        Director                1999         October 2003
Gene F. Boyd, 65               Secretary               1999         October 2003
                               Chairman of the
                               Board of Directors      1999         October 2003

     Keith P. Boyd. Mr. Boyd has spent most of his adult life assisting his father, Gene Boyd, with the family interests, Meinecke-Boyd, Inc., located near Ardmore, Oklahoma. After a year in college, he joined the U.S. Navy and ended his naval career as a petty officer - machinist mate 3rd class - aboard the USS Chicago, SSN 721, a nuclear-powered, fast-attack submarine. In late 1998, Mr.

Boyd raised the first investor capital for Softstone. He has considerable mechanical skills and abilities and assisted with the design and fabrication of Softstone's Parker System machine. He formulated Softstone's sales and marketing effort and has been responsible to date for all of its sales. In June 2001 he was elected president and CEO of Softstone, Inc. (the company's third) and then merged the company with a 12G reporting shell, making Softstone an SEC-reporting public corporation. Mr. Boyd negotiated our contract with Levgum, Ltd., of Israel and restructured the company to incorporate the devulcanization technology. Keith Boyd has initiated the beginnings of a global market strategy through his research of product applications as well as market entries. He devotes 100 percent of his time to the affairs of our company.

     Frederick W. Parker. Mr. Parker attended the University of Southern California and the University of Wyoming. From December 1969 to May 1980 he was employed as an executive and wholesaler of drilling fund securities of Canadian American Securities, a subsidiary of American Quasar Petroleum. From May 1980 to June 1982 he founded and operated ENEX Securities and the ENEX Income Funds. From 1982 to November 1984 he owned and operated Parker Energy Funding, a coal methane gas company. From 1986 to 1987 he was a consultant to several oil and gas production companies regarding deep well injection of hazardous oil field waste. From June 1987 to October 1990 he was the executive vice president of Princeton Clearwater Corporation. From 1990 to 1999 he operated the consulting firm of Donner-Gray, primarily regarding oil and gas and real estate activities. From May 1996 to September 1998 he was the director of marketing of VE Enterprises, a manufacturing concern. From October 1998 until June 1999 when it was merged with Softstone, Inc., he was the president and owner of Softstone International LLC, which owned the patented technology for the manufacture of rubber modules, which patent was assigned to Softstone, Inc. Upon the incorporation of Softstone, Inc. on January 28, 1999, he became its president and a director. He is still a director but resigned his position as president in May 2001.

     Gene F. Boyd. Mr. Boyd, a 1960 graduate of Texas Tech, has been the president of Meinecke-Boyd, Inc., an Oklahoma ranching and investment corporation, since January 1979. As the operator of a 3600-acre Simmental cattle ranch at Tishomingo, Oklahoma, Mr. Boyd practiced (and preached) holistic resource management, which included rotational grazing to enhance the natural recycling of soil and grasses. He also served as vice-president of the Oklahoma Simmental Association and as a board member of soil and water conservation districts. Intrigued by the potential and the need for recycled rubber products, Mr. Boyd and his wife moved to Ardmore, Oklahoma after 26 years on the ranch, so that he could be a full-time participant in the start-up and development of Softstone, Inc. Upon the incorporation of Softstone, Inc., on January 28, 1999, Mr. Boyd became its secretary and its chairman of the board of directors, positions he still holds.

                            EXECUTIVE COMPENSATION

     No executive officer of the company has received total compensation in any of the last three years that exceeds $100,000. The table below sets forth all compensation awarded to, earned by, or paid to the presidents of the company during the last three fiscal years:

                                                                                Securities
                                                  Other                         Underlying
                Fiscal         Annual           Restricted         Options/        LTIP
Name             Year     Salary     Bonus     Compensation     Stock  Awards      SARS          Payouts
----------      ------    ------     -----     ------------     -------------   -----------      -------
Keith  Boyd       2003     $36,000      0              0                  0            0            0
Keith  Boyd       2002     $36,000      0              0            $50,000            0            0
Keith Boyd        2001     $36,000      0              0            $20,000            0            0
Frederick Parker  2001           0      0              0                  0            0            0

Employment  Contracts

     We have no long-term compensation plans or employment agreements with any of our officers or directors.

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from our company, with respect to any director or executive officer which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment, any change in control, or a change in the person's responsibilities following a change in control of our company.

Stock  Options

     There have been no stock options granted to the officers and directors of our company, nor have there been any other forms of compensation paid to the officers and directors of the company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the common stock of Softstone as of September 30, 2003 (giving effect to the one-for-each-21.8045 shares of stock consolidation), by each officer and director of our company, by each individual who is known, as of the date of this filing, to be the beneficial owner of more than five percent of our common stock, its only voting security, and by the officers and directors as a group:

                                   Amount  and
     Name and Address of            Nature of          Percent
      Beneficial Owner             Beneficial            of
                                    Ownership           Class         Office
     -------------------           ------------        -------        ------
Keith  P.  Boyd
111  Hilltop  Lane
Pottsboro,  TX  75076                74,129              12.4        President
                                                                     Director

Frederick  W.  Parker                35,562               5.9        Director
811  N.  Rockford  Place
Ardmore,  OK  73401

Gene  F.  Boyd                      200,122              33.4        Secretary
712  Franklin  Court                                                 Director
Ardmore,  OK  73401

Betty  Sue  Boyd                     25,015               4.2
612  Franklin  Court
Ardmore,  OK  73401

Officers and Directors as a Group   334,828              55.9
(3  persons)

     No executive officer, director, person nominated to become a director, promoter or control person of our Company has been involved in legal proceedings during the last five years such as

-  bankruptcy,
- criminal proceedings (excluding traffic violations and other minor offenses), or
- proceedings permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

     Nor has any such person been found by a court of competent jurisdiction in a civil action, or the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal years 2002 and 2003, the following outstanding notes payable were either issued or renewed from earlier years. In each instance, the notes were either guaranteed by Gene Boyd, who is a director and the secretary of our company, or were issued to him and his spouse, Betty Sue Boyd, in exchange for loans of money to the company by them:

      Revolving  note  payable  to  bank;
      interest rate  7.5%,  due on December 05, 2005        $  88,468

      Notes payable to stockholder, 8% & 12%
      interest  rates  and  due  on  demand                   600,889

                                       26

      Bank  term loan; 6.78% interest rate;
      Maturing  September  13,  2003                           37,857

      Bank  term  loan;  interest  at 6.25%
      (variable);  collateralized  by
      equipment, accounts  receivable  and
      intangibles and  guaranteed  by  the
      principal stockholder of  the  Company,
      due  July 15, 2005                                       25,331

      Note payable to stockholder; interest
      free; due  on  demand                                   160,879

     All of the liabilities represented by the above notes shall be released as a condition of the reorganization.

                        MANAGEMENT'S PLAN OF OPERATIONS

     The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto. It is qualified in its entirety by the foregoing and by more detailed financial information appearing elsewhere.

     We have exhausted our cash reserves. Our liabilities exceed $1 million. Our assets consist primarily of unique equipment that has no known value other than its scrap value. The cost of preparing and filing with the Securities and Exchange Commission the periodic reports and audited financial statements required of a public company can no longer be paid by our company. For these reasons and the other reasons stated in this Information Statement, our management has concluded that the best and most prudent course of action for all shareholders is to approve the Reorganization Agreement with TS Electronics (China), sell the rubber assets and business to the Boyds in exchange for the cancellation or release of all debt and liabilities of our company, turn over control of our company to the owners of TS Electronics (China) and pursue the business of TS Electronics (China) rather than the rubber business that has never been adequately capitalized.

                      FINANCIAL STATEMENTS  OF OUR COMPANY

See Annex I attached hereto for the audited financial statements of our company.

     INFORMATION  WITH  RESPECT  TO  TS  ELECTRONICS  (CHINA)

Business  Development

     TS Electronics (China) was incorporated in the State of Delaware on July 31, 2002. It conducts it business through a wholly-owned subsidiary, Tianjin

ShenDing Electronics Technology Co., Ltd. ("ShenDing Electronics"), which was incorporated in China in March, 2001 and has its principal offices at XinMao Technology Park, D1, Suite 5C-D, Tianjin, P.R. China.

Business

     TS Electronics (China), through its subsidiary in China, Tianjin ShenDing Electronics Technology Co., Ltd., manufacturers and distributes electronic equipment for the wireless communications and utilities industries in China. Our company is headquartered in the city of Tianjin, one of the largest Chinese cities with a population exceeding 8 million. ShenDing has two main products - Reactive Power Compensation Power saving box ("RPCP Saving Box") and Uninterruptible Power Supply electronics equipment ("UPS").

     RPCP  Saving  Box

     RPCP Saving Box is utilized during the transmission of electricity. Traditionally, when electricity is being transported via copper wires from a power plant to various destinations, there is a high percentage of loss of the electricity during such a transmission. TS Electronics (China)'s RPCP Saving Box can substantially increase power transmission efficiency at minimum cost while avoiding the shortfalls of alternative technologies.

     In 1998, the Chinese State Power Corporation, a state-owned enterprise reporting directly to the Central Government, initiated a "National Power Network Restructuring" (NPNR) project. Its purpose is to improve and update the Nation's electrical generation and transmission facilities in order to save energy, to make power transmission safer and more reliable, and to meet the Nation's rapidly growing power demands, particularly in rural areas. The situation has changed little. The current Power Factor (the percentage of generated electricity received after transmission) of the Chinese State Power Transmission Network is still as low as 30 to 50 percent or even lower in rural areas, and averages 15 to 20 percent elsewhere. TS Electronics (China)'s main product, its RPCP Saving Box, is designed and produced as an integral part of the NPNR project to meet the national mandate for efficient electricity transmission. TS has a strategic alliance with the Tianjin Electronic Power Corporation, a government agency that oversees the NPNR project in the Tianjin area.

     TS Electronics (China)'s RPCP saving box can be widely used in industrial enterprises, oil fields, residential areas, high rise buildings, construction areas, and low voltage power distribution networks in both cities and rural areas, playing a role of dynamic compensation for the reactive power needed by the electricity loads. The RPCP Saving Box optimizes power quality and expands the electricity transmission capacity.

     In particular, TS Electronics (China)'s RPCP Saving Box has the following benefits:

     - It improves the receiving power factor to over 95 percent (which is a 95% electricity transmission retention rate),

     -  It  adjusts  terminal  voltage  and  eliminates  voltage  fluctuation,

     - It stabilizes the terminal voltage and improves the conformity rate of the voltages,

     - It improves the unbalanced-properties, three-phase power transmission networks, and

     - It optimizes the reactive power wave of the electric network by purifying the pollution of the electric network and improving the operating security of the electric network.

Such benefits are significant for the country of China, which stresses the importance of power conservation and transmission loss reduction from a power plant to end-users.

     UPS

     TS Electronics (China)'s second principal product is Power 2000 Uninterruptible Power Supply (UPS) electronic equipment utilized in the telecommunications industry. UPS is based on line-interactive technology to provide a back-up power supply for regional cellular transmission towers. UPS is specifically used in so-called Personal Access Systems (PAS), a relatively new regional cell phone solution in China. PAS is a relatively low-cost wireless service in limited geographical areas, such as cities or towns. Utilizing smaller transmission towers that can only effectively carry signals to the distance of 300 meters, a PAS sets up such towers all over a city or a town. Such towers, due to unstable power supply in certain regions, require reliable backup batteries to provide the power needed in case of a power outage. Nasdaq-listed UT Starcom (Nasdaq NM symbol UTSI) is a pioneer in China in the area of providing telecommunications equipment that makes PAS possible in China. "UT Starcom is capitalizing on a technology that many had dismissed as passe and is fashioning it as the most affordable wireless solution for the common man in China," says Alan Hellawell, head of Asian telecom research at Lehman Brothers in Hong Kong.

     China has the largest market for mobile telephones in the world, with 207 million users. To promote competition among the country's phone service providers, especially in the rapidly growing mobile phone sector, China grants the rights to provide nationwide cellular phone services to only two large companies, China Mobile (NYSE symbol: CHL) and China Unicom (NYSE symbol: CHU). China Telecom and other regional fixed line providers are prohibited from providing nationwide cellular services. However, such restrictions are limited to nationwide cellular phone services, not regional- or city-wide cellular phone services. Companies such as UT Starcom teamed up with China Telecom and started promoting regional cellular phone services that only cover the territories of a city or a town, the PAS system. Over half of the Chinese population lives in small and mid-sized cities, and most of the Chinese do not travel beyond their cities or towns. Especially in large cities, such PAS systems have proved to be efficient and cost-effective - their costs of service are about 25 percent of the cost of nationwide cellular phone services. PAS has been well accepted by most Chinese.

     TS  Electronics  (China)'s  UPS  equipment  is  generally  fixed  on   each
substation of a PAS communication network near a transmission tower and provides a backup battery support in case an electricity outage occurs.

Distribution  Methods

     TS Electronics (China) usually markets and promotes its products by participating in regional or national industry equipment exhibitions and product promotional conferences, such as the Annual National Electronic Equipment Exhibition and the Annual Telecommunication Equipment Exhibition.

     Another approach that TS Electronics (China) utilizes in establishing sales channels is by building close and reliable business relationships with various regional and city power supply companies, as these companies normally are owned or run by the government and play the important administrative role of regulating the local electricity industry.

Competition

     TS Electronics (China) is the major manufacturer of an RPCP Saving Box in Tianjin and occupies 90 percent of the present market in Tianjin, the third largest city in China.

     TS Electronics (China) has, through ShenDing Electronics, built up excellent working relationships with the Tianjin Power Corporation and its related companies. TS Electronics (China) believes that this has secured for itself an almost-monopoly position over its competitors in the Tianjin area.

     TS Electronics (China) is now proceeding to expand its market beyond the city of Tianjin. TS Electronics (China) perceives that it has several advantages over potential competitors:

     - There are approximately thirty RPCP saving box manufacturers in China. However, none of these competitors has produced products that are commercially available and mature enough to be widely utilized. The majority of these competitors are subsidiary research labs of universities or research institutes.

     - TS Electronics (China) continues to develop new technologies to improve its existing products.

     - TS Electronics (China) has an established name brand, an established customer base, and good product quality control.

     - As for the UPS market, there are about a dozen competitors in China, but only a few of them are the main suppliers of PAS. TS Electronics (China) markets its UPS products through its own distribution channels. TS Electronics (China) has rapidly gained market share since its initial production in March 2002. In general, TS Electronics (China) has relatively advanced technology due to sustained research and development and has low costs and expenses because of its good management.

Sources  and  Availability  of  Raw  Materials

     There are numerous suppliers of raw materials TS Electronics (China) can choose from to satisfy its production requirement. During the nine months ended June 30, 2003, it purchased 89 percent of its materials from three vendors, all unrelated to TS Electronics (China).

Dependence  on  Major  Clients

     TS Electronics (China) relies on its strategic alliance with Tianjin Electric Power Corporation and several other regional power companies for repeated business. During the nine months ended June 30, 2003, some 91 percent of its revenues were attributable to sales to three power companies.

Patents,  Trademarks  and  Licenses

     TS Electronics (China), through its subsidiary company Tianjin ShenDing Electronics Technology Co., Ltd. has various trademarks and licenses. It is also in the process of applying for several patents in China related to the RPCP Savings Box.

Governmental  Approval  of  Principal  Products

     TS Electronics (China) does not need any special governmental approval other than the customary business licenses to be able to sell its principal products.

Governmental  Regulations

     The regulatory bodies of China's communication system, especially the Ministry of Information Industry, do not have clearly stated policies regarding the rapidly growing popularity of PAS - Personal Access Systems. Since PAS is the target market of TS Electronics (China)'s UPS product, the projected demand for TS Electronics (China)'s UPS depends on the future regulatory policies for this new type of regional mobile communication system.

     The Chinese telecommunications industry is regulated at national, provincial and local levels. Currently, PAS is approved in some regions by Public Telecommunication Administrations at the provincial and local levels. China Telecom, restricted to providing only regional cellular services, nevertheless competes at such levels with China Mobile, the major national mobile communication service provider in China. China Telecom, a major customer for TS Electronics (China)'s UPS equipment, has a vested interest in promoting PAS systems in regional China, and the PAS system does provide a cost-effective and reliable mobile communications system for the majority of the Chinese who seldom leave their towns, cities or local regions.

Cost  and  Effects  of  Compliance  with  Environmental  Laws

     TS Electronics (China) is not subject to any environmental controls or restrictions that require the outlay of capital or the obtaining of a permit in order to engage in business operations.

Research  and  Development

     TS Electronics (China)'s research and development has a staff of five. Much of the company's research work is done in close cooperation with universities and research labs. TS Electronics (China) expects to add an additional fifteen technology experts in the next six months to strengthen its research and development department.

Number  of  Employees

     On September 30, 2003, TS Electronics (China) employed 40 full time and no part time persons.

Description  of  Property

     TS Electronics (China) owns 7,000 square feet of office and manufacturing space in Tianjin, China, against which there is no indebtedness. There is ample space available for currently anticipated expansion needs.

Legal  Proceedings

     Neither TS Electronics (China) nor any of its property is a party to, or the subject of, any material pending legal proceedings.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto and is qualified in its entirety by the foregoing and by the more detailed financial information appearing elsewhere. See "Appendix 2. Financial Statements."

     Results  of  Operations

     The following table presents, as a percentage of sales, certain selected financial data for each of the fiscal years ended September 30, 2001 and 2002 and each of the nine-month interim periods ended June 30, 2002 and 2003:

                                                            9 months ended  9 months ended
                        FY ended 9-30-01  FY ended 9-30-02      6-30-02        6-30-03
                        ----------------  ----------------  --------------  --------------
Sales                          100 %             100 %            100 %           100 %
Cost of Goods Sold              82.6              62.1             62.0            45.2
Gross Profit Margin             17.4              37.9             38.0            54.8
S, G and A Expense               4.9              20.9             19.3             9.3
Income  from  Operations        12.5              17.0             18.7            45.5
                               -----             -----            -----           -----
Net Income                      12.9              16.7             18.5            40.1
                               =====             =====            =====           =====

     Sales

     Sales of $77,804 in the fiscal year ended September 30, 2001 (from inception on March 16, 2001 to September 30, 2001) increased by $35,618, or 46 percent, to $113,422 in the fiscal year ended September 30, 2002. This increase can be attributed primarily to the fact that the fiscal year 2001 was a short fiscal year since the inception of the fiscal year was March 16, 2001.

       Results of interim nine-month periods ended June 30, 2002 and 2003

     Sales of $97,049 for the interim period ended June 30, 2002 increased by $1,173,955, or 1,200 percent, during the interim period ended June 30, 2003, to $1,271,004. This increase can be attributed to the completion of the R&D phase of development of the RPCP Savings Box and the commencement of commercialization of production of the Savings Box. In addition, the company initiated aggressive sales activities to expand the customer base for the product, resulting in increased demand.

     Cost  of  sales  and  Gross  Margin

     The cost of sales for the fiscal year ended September 30, 2001 of $64,277, was 82.6 percent of sales, as contrasted with the cost of sales for the fiscal year ended September 30, 2002 of $70,437, which was 62.1 percent of sales. The gross profit margin for the fiscal year ended September 30, 2001, was 17.4 percent of sales and was 37.9 percent of sales for the fiscal year ended September 30, 2002. The cost of sales for the interim period ended June 30, 2002 of $60,231 was 62 percent of sales, as contrasted with the cost of sales for the interim period ended June 30, 2003 of $573,894, which was 45.2 percent of sales. The gross profit margin for the interim period ended June 30, 2002 was 38 percent of sales and was 54.8 percent of sales for the interim period ended June 30, 2003. These figures demonstrated such improvement due to the company's margin management policy along with the increase in sales. This margin program is designed to promote product pricing that is in line with the specific type and extent of product that is provided to the customer.

          Results of interim nine-month periods ended June 30, 2002 and 2003

     The cost of sales for the interim period ended June 30, 2002 was 62 percent of sales, as contrasted with the cost of sales for the interim period ended June 30, 2003, which was 45.2 percent of sales. The gross margin for the two periods was 38 percent for nine-month period in FY 2002 and 54.8 percent for the nine-month period in FY 2003. These figures demonstrated such improvement due to the company's margin management policy along with the increase in sales.

     General,  Selling,  General  and  Administrative  Expenses

     Selling, general and administrative expenses of $3,779 in the fiscal year ended September 30, 2001 was 4.9 percent of sales; for the fiscal year ended September 30, 2002, such expense increased to $23,643, which was 20.9 percent of sales. This may be attributed to the significant increase of 46 percent in sales during this period, as well as the relatively small base of sales of $77,804 in the fiscal year ended September 30, 2001.

          Results of interim nine-month periods ended June 30, 2002 and 2003

     Selling, general and administrative expenses of $18,699 for the interim period ended June 30, 2002 was 19.3 percent of sales; for the interim period ended June 30, 2003, such expense was $118,501, which was 9.3 percent of sales. The company attributes this decrease to its dedication to controlling expense line items as a percentage of sales.

     Net  Income

     As a result of the above, net income of $10,022, or 12.9 percent of sales, in the fiscal year ended September 30, 2001 improved to net income of $19,091, or 16.7 percent of sales in the fiscal year ended September 30, 2002.

          Results of interim nine-month periods ended June 30, 2002 and 2003

     In a continuation of improvements in sales volume, gross profit margins and lower selling, general and administrative expenses as a percentage of sales, net income of $17,920 for the nine-month period ended June 30, 2002, or 18.5 percent of sales, improved markedly to $520,272 for the nine-month period ended June 30, 2003, which was 40.1 percent of sales.

     Liquidity  and  Capital  Resources

     As of June 30, 2003, we had $4,034 cash on hand, compared to $4,640 cash on hand as of September 30, 2002. We believe that our current cash needs for at least the next twelve months can be met from working capital.

     As of September 30, 2002, the company increased its inventory by $139,838 and its plant and equipment by $219,971. Accounts payable and accrued expenses increased by $80,854 to $110,859. An earlier loan to an officer of $151,859 was paid down by the officer to $65,727.

     During the nine-month interim period ended June 30, 2003, we increased our accounts receivable from $139,838 on September 30, 2002 to $983,601 and increased our accounts payable and accrued expenses from $110,859 on September 30, 2002 to $499,395 on June 30, 2003.

            MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

     There is no public market on which TS Electronics (China)'s common stock is traded.

     There are two stockholders of TS Electronics (China). The transaction described herein contemplates that all the capital stock of TS Electronics
(China)  will  be  acquired  by  our  company  from  these  two  stockholders.

                        PRO FORMA FINANCIAL INFORMATION

     The following shows the pro forma effects of the acquisition by our company of TS Electronics (China) and the sale to an entity owned by the Boyds of our rubber business and related assets.

TS  Electronics  Inc.  Unaudited  Proforma Combined Balance Sheets June 30, 2003

                                                                                                           Proforma
                                                             TS  Electronics,  Inc.      Proforma           Company
                                   TS Electronics (China)  (Formerly, Softstone, Inc)   Adjustments         Combined
                                   ----------------------  --------------------------   -----------       -----------
     Assets

Current  Assets
  Cash and cash equivalents            $      4,034           $      1,789              $   (1,789)       $    4,034   (1)
  Accounts  receivable,  net                983,601                  1,765                  (1,765)          983,601   (1)
  Inventories                               142,547                      -                       -           142,547
  Loan  to  officer                          60,404                      -                       -            60,404
  Loan  to  employees                        14,570                      -                       -            14,570
  Loan  to  related  party                    2,914                      -                       -             2,914
  Loan  to  suppliers                         2,390                      -                       -             2,390
  Deferred  income  taxes                     2,220                      -                       -             2,220
  Prepaid  expenses                          23,753                      -                       -            23,753
                                       -----------------------------------------------------------------------------
      Total  Current  Assets              1,236,433                  3,554                  (3,554)        1,236,433

Prperty,  plant  and  equipment,  net       227,862                295,074                (295,074)          227,862   (1)
                                       -----------------------------------------------------------------------------

      Total  Assets                       1,464,295                298,628                (298,628)        1,464,295
                                          ==========================================================================

     Liabilities and Stockholders'
     (Impairment) Equity

Current  Liabilities
  Accounts  payable                         467,806                 29,311                (29,311)           467,806   (1)
  Accounts payable - related party                -                160,879               (160,879)                 -   (1)
  Accrued  expenses                          31,589                 76,879                (76,879)            31,589   (1)
  Notes  payable  -  current                      -                638,746               (638,746)                 -   (1)
  Customer  deposits                         27,562                      -                      -             27,562
  Income  taxes  payable                     59,747                      -                      -             59,747
  Other  taxes  payable                      75,787                      -                      -             75,787
  Other  current  liabilities                 9,439                      -                      -              9,439
                                       -----------------------------------------------------------------------------
      Total  Current  Liabilities           671,930                905,815               (905,815)           671,930

Long  Term  Liabilities
  Notes payable - long term                       -                126,773               (126,773)                 -   (1)
                                       -----------------------------------------------------------------------------

      Total  Liabilities                    671,930              1,032,588             (1,032,588)           671,930
                                       -----------------------------------------------------------------------------

Stockholders'  (Impairment)  Equity
  Common  stock                             242,836                    350               (237,186)             6,000   (1) & (2)
  Additional paid-in capital                      -              2,294,088             (2,063,767)           230,321   (1) & (2)
  Shares to be issued                             -                  6,515                      -              6,515
  Accumulated (deficit) earnings            549,529             (3,034,913)             3,034,913            549,529   (2)
                                       -----------------------------------------------------------------------------

      Total  stockholders'
      (Impairment)  Equity                  792,365               (733,960)               733,960            792,365

      Total  Liabilities  and
      Stockholders' (Impairment)
      Equity                           $  1,464,295           $    298,628              $(298,628)        $1,464,295
                                       =============================================================================

TS Electronics Inc. Unaudited Proforma Combined Statement of Earnings for twelve months ended June 30, 2003

                                                                                                           Proforma
                                                             TS  Electronics,  Inc.      Proforma           Company
                                   TS Electronics (China)  (Formerly, Softstone, Inc)   Adjustments         Combined
                                   ----------------------  --------------------------   -----------       -----------
Net  Sales                             $ 1,299,359            $     110,079             $  (110,079)      $ 1,299,359   (1)
Cost  of  sales                            591,503                        -                       -           591,503
                                       ------------------------------------------------------------------------------
Gross  Profit                              707,856                  110,079                (110,079)          707,856
                                       ------------------------------------------------------------------------------

Selling  expenses                           37,940                        -                       -            37,940
General and administrative expenses         86,472                  265,721                (265,721)           86,472   (1)
                                       ------------------------------------------------------------------------------

      Total  Operating  Expenses           124,412                  265,721                (265,721)          124,412
                                       ------------------------------------------------------------------------------

Income  (Loss)  from  Operations           583,444                 (155,642)                155,642           583,444

Other  Income  (Expense)
  Miscellaneous  expense                       (87)                       -                       -               (87)
  Miscellaneoue  income                          -                      159                    (159)                -   (1)
  Interest  expense                              -                  (46,191)                 46,191                 -   (1)
  Interest  income                             170                        -                       -               170
  Loss  on  sale  of  assets                     -                  (17,741)                 17,741                 -   (1)
  Loss  on  settlement  of  debt                 -                   (6,950)                  6,950                 -   (1)
                                       ------------------------------------------------------------------------------
      Total Other Income (Expense)              83                  (70,723)                 70,723                83

Income  (Loss)  Before  Income  Taxes      583,527                 (226,365)                226,365           583,527
Provision  for  Income  Taxes               58,482                        -                       -            58,482
                                       ------------------------------------------------------------------------------

Net  Income  (Loss)                    $   525,045            $    (226,365)            $   226,365       $   525,045
                                       ==============================================================================


Net  (loss)  earnings  per  share
  from  continuing  operations
  Basic                                                                                                   $      0.09
                                                                                                          ===========
  Diluted                                                                                                 $      0.09
                                                                                                          ===========

Average  number  of  shares
  and  share  equivalents:
  Basic                                                                                                     5,999,999
  Diluted                                                                                                   5,999,999

The above proforma adjustments reflect the execution by the Company of a Reorganization Agreement with TS Electronics (China), a Delaware Corporation with its principal offices in Tianjin China. For accounting purposes, the reorganization has been treated as an acquisition of TS Electronics, Inc. by TS Electronics (China) and a recapitalization of TS Electronics, Inc.

     (1) Reflects the sale of the company's business to an entity owned by the Boyds. The company will have issued 50,000 shares of common stock, 100,000 Common Stock Purchase Warrants and transferred the company's assets to an entity owned by the Boyds in exchange for their releasing, paying, or obtaining the cancellation of all the company's liabilities.

     (2) Reflects the acquisition of TS Electronics (China) and the reorganization of TS Electronics. The company will have consolidated all the outstanding shares into 600,000 shares and subsequently issued an additional 5,350,000 shares for the purchase of all the outstanding shares of TS Electronics (China) and an additional 50,000 shares in conjunction with the sale of the company's business to an entity owned by the Boyds.

                 FINANCIAL STATEMENTS OF TS ELECTRONICS (CHINA)

  See Annex II for the audited financial statements of TS Electronics (China).

                            CERTAIN DIRECTOR MATTERS

New  Director  Designees

     Simultaneously with the consummation of the transactions contemplated by, and pursuant to, the Reorganization Agreement, the directors and officers of TS Electronics (China) will become the directors and officers of our company. There are no agreements, understandings or arrangements regarding any right by any person to designate members of the post-merger board of directors other than those contained in the Reorganization Agreement. All directors will stand for re-election at our company's Annual Meeting in 2004.

     The following sets forth the names and positions of the officers and directors of TS Electronics (China) who will replace our present officers and directors at the closing of the transactions contemplated by the Reorganization Agreement, as well as certain biographical information relating to each such person:

                                                       Office  Held      Term
      Person              Positions  and Offices          Since         Expires
      ------              ----------------------       ------------     -------
Jingyi Wang, 45 (1)     Chairman of Board of Directors  March 2001    March 2004
                        and  CEO
Jianzhong Wang, 39 (1)  Vice President and Director     March 2001    March 2004
Shao  Hongwu,  37       Director                        March 2001    March 2004
Ling  Fang, 30          Chief Financial Officer         October 2002  March 2004
Jiaqi Sun, 41           Vice President, R & D           March 2001    March 2004
----------------------

     (1)  Jingyi  Wang  and  Jianzhong  Wang  are  brothers.

     Jiangyi Wang. Mr. Wang has served as chairman and chief executive officer of TS Electronics since the inception of our company. Mr. Wang has over 20 years of experience in the Chinese electronics industry. He was formerly a senior manager at Tianjin Great Wall Electronics Co., Ltd., one of the largest electronics instrument manufacturers in China. Mr. Wang worked in various departments of production, quality inspection, marketing and management. From 1992 to 1999, Mr. Wang was the general manager of Tianjin XinSanLi Automobile Electronics Technology Inc., an electronic instrument supplier for Tianjin Daihatsu Automobile Company in China. Since 1999 to present, Mr. Wang has been the Chief Executive Officer of Tianjin ShenDing Electronics Technology Co., Ltd., a wholly -owned subsidiary of TS Electronics (China). Mr. Wang graduated from one of China's leading universities, the People's University, and received a bachelor's degree in management. Mr. Wang has also received the accreditation of Senior Economist.

     Jianzhong Wang. From 1998 to 2000 Mr. Wang worked as head of business development for Beijing Telecom. From March 2001 to present, Mr. Wang has served as the Vice President of Tianjin ShenDing Electronics Technology Co., Ltd. Mr. Wang graduated from Beijing Construction and Engineering College with bachelor's and master's degrees in automation. Mr. Wang has been the project manager of several telecommunication projects.

     Hongwu Shao. Mr. Shao has served as an independent director of Tianjin ShenDing Electronics Technology Co., Ltd. since March 2001. Mr. Shao brings extensive experience in investment banking and financial consulting to TS Electronics (China). Presently, Mr. Shao is the chief representative of the Beijing office of Tianjin Huaerjie Investment Consulting Co., Ltd., a business consulting firm. Mr. Shao graduated from Hebei Mechanical and Electronics College in 1988. Mr. Shao has over fourteen years of business experience in marketing and management. From 1997 to June 2002, Mr. Shao set up and operated his own company, DeAn Electronic Equipment Inc. in the Hebei province of China, which was the sole agent of Rolls Royce's electronic machines and instruments and supplied several power plants in Huabei, China.

     Ling Fang. Ms. Fang is the Chief Financial Officer of TS Electronics (China) and graduated from Tianjin Economics and Management College, majoring in international trade. Ms. Fang acquired the qualification of assistant accountant in 1998. From 1998 to October 2002, Ms. Fang worked as a senior accounting officer for the CPA firm of Tianjin Guanxin Certified Public Accountants. Ms. Fang has extensive experience in accounting, auditing and operations management. She has audited over 100 firms in various industries, many of which are large multinational companies.

     Jiaqi Sun. From 2002 to present, Mr. Sun has been a senior engineer at Tianjin ShenDing Electronics Technology Co., Ltd. Mr. Sun received a bachelor's degree in electrical engineering from Beijing Industry University in 1988. After graduation, Mr. Sun continued to do research work in electronics for Beijing Iron Engineering Research Institution for three years. From 1991 to 1999, Mr. Sun worked as vice president of Beijing SouTi Electric Installment Company and was in charge of many electric installation projects for hotels. From 1999 to 2000 Mr. Sun worked for Beijing Wanke Group and was the chief project manager in charge of electric system construction and installation of Wanke City Garden and Wanke Star Garden.

                             EXECUTIVE COMPENSATION

     Set forth below is the aggregate compensation during fiscal years 2001 and 2002 and the current anticipated compensation for 2003 of the president of TS Electronics (China):

                            Annual  Salary  in  U  S  Dollars
                            ---------------------------------
     Name                 2001            2002           2003
     ----                 ----            ----           ----
     Jingyi  Wang        $10,361        $14,457        $18,072

                              INDEPENDENT AUDITORS

     Rosenberg Rich Baker Berman & Company of New Jersey has been retained by TS Electronics (China) to audit its financial statements. Audited financial statements of TS Electronics (China) are attached hereto in Annex II.

                          CONSENT REQUIRED FOR APPROVAL

     The affirmative consent of at least a majority of shares of Common Stock outstanding has been obtained for the approval of all of the Transactions described herein.

                                  ANNUAL REPORT

     Copies of our company's annual Form 10-KSB and most recent Form 10-QSB filed with the Securities and Exchange Commission may be obtained, without charge to stockholders, by writing to Sherie Adams, Fuller Tubb Pomeroy and Stokes, 201 Robert S. Kerr Ave., Oklahoma City, OK 73102.

                                       By  order  of  the  Board  of  Directors,


                                      /s/  Keith  Boyd

                                      Keith  Boyd,  President

October  7,  2003
Pottsboro,  Texas

------
                                     ANNEX I

    Set forth below are the following financial statements for our company:

Independent  Auditors'  Report  dated  September  17,  2003                  I-1

Independent  Auditors  Report  dated  October  15,  2001                     I-2

Balance  Sheet  June  30,  2003                                              I-3

Statement  of  Operations  from  October  7,  1998  (Inception)
  through  June  30,  2003                                                   I-4

Statement  of  Stockholders'  Equity  (Deficit)  from  October  7,  1998
  through  June  30,  2003                                                   I-5

Statements  of  Cash  Flows  from  October  7,  1998  (Inception)
  through  June  30,  2003  and  2002,  and  Cumulative From Inception       I-6

Notes  to  Financial  Statements                                             I-7






















                                    ANNEX I

                          INDEPENDENT AUDITORS' REPORT


To  the  Stockholders  and  Board  of  Directors
TS  Electronics,  Inc.  (formerly,  Softstone,  Inc.)

We have audited the accompanying balance sheet of TS Electronics, Inc. (formerly, Softstone, Inc.) as of June 30, 2003 and the related statements of operations, stockholders' deficit and cash flows for the years ended June 30, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TS Electronics, Inc. as of June 30, 2003 and the results of its operations and its cash flows for the years ended June 30, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company had accumulated deficit of $3,034,913 through June 03, 2003 and negative working capital of $902,261 at June 30, 2003. These factors, as discussed in Note 10 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/  Kabani  &  Company,  Inc.

KABANI  &  COMPANY,  INC.
CERTIFIED  PUBLIC  ACCOUNTANTS

Fountain  Valley,  California
September  17,  2003

                          Independent Auditors' Report




Board  of  Directors
Softstone,  Inc.

We have audited the accompanying statements of operations, stockholders' equity (deficit), and cash flows for the year ended June 30, 2001 of Softstone, Inc. (a development stage company). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements of Softstone, Inc. referred to above present fairly, in all material respects, the results of its operations, cash flows and changes in stockholders' equity (deficit) for the year ended June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has been in the development stage since its inception on October 7, 1998, and the primary activities include establishing its operations and raising capital to fund its activities. The Company incurred losses since inception to June 30, 2001, of $1,704,415. Realization of a major portion of its assets and satisfaction of its liabilities is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might arise as a result of this uncertainty.

Hogan  and  Slovacek


/s/  Hogan  and  Slovacek

Oklahoma  City,  Oklahoma
October  15,  2001

                              TS Electronics, Inc.
                          (Formerly, Softstone, Inc.)
                                  BALANCE SHEET
                                  June 30, 2003


                                     ASSETS

CURRENT  ASSETS:
     Cash & cash equivalents                                        $     1,789
     Accounts receivable                                                  1,765
                                                                    -----------
          Total current assets                                            3,554

PROPERTY AND EQUIPMENT, net                                             295,074
                                                                    -----------

                                                                    $   298,628
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT  LIABILITIES:
     Accounts payable                                               $    29,311
     Accounts payable-related party                                     160,879
     Accrued expenses                                                    76,879
     Notes payable - current                                            638,746
                                                                    -----------
          Total current liabilities                                     905,815

LONG  TERM  LIABILITIES
     Notes payable - long term                                          126,773
                                                                    -----------
          Total liabilities                                           1,032,588

CONTINGENCY

STOCKHOLDERS'  DEFICIT
     Common  stock,  $0.001  par  value;  30,000,000
       shares  authorized; 350,155 shares issued
       and outstanding                                                      350
     Additional paid-in capital                                       2,294,088
     Shares to be issued                                                  6,515
     Accumulated deficit                                             (3,034,913)
                                                                    -----------
          Total stockholders' deficit                                  (733,960)
                                                                    -----------

                                                                    $   298,628
                                                                    ===========






   The accompanying notes are an integral part of these financial statements.

                              TS Electronics, Inc.
                          (Formerly, Softstone, Inc.)
                            STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED JUNE 30, 2003 AND 2002


                                                         Year Ended June 30,
                                                         2003          2002
                                                    -----------   ------------
Net revenues                                        $   110,079   $     37,490


Operating  expenses
     General  and  administrative                       265,721        752,324
                                                    -----------   ------------

Operating loss                                         (155,642)      (714,834)

Other  income  (expense):
     Miscellaneous  Income                                  159              -
     Interest  expense                                  (46,191)       (49,855)
     Loss  on  sale  of  assets                         (17,741)             -
     Loss  on  settlement  of  debt                      (6,950)             -
     Loss  on  investment                                     -       (125,000)
     Loss  on  impairment  of  intangibles                    -       (214,444)
                                                    -----------   ------------
          Total  other  income  (expense)               (70,723)      (389,299)
                                                    -----------   ------------

Net loss                                            $  (226,365)  $  (1,104,133)
                                                    ===========   =============

Basic  and  diluted  weighted  average  number
  of  common  stock  outstanding                        326,941         283,176
                                                    ===========   =============

Basic  and diluted net loss per share               $     (0.69)  $       (3.90)
                                                    ===========   =============



   The accompanying notes are an integral part of these financial statements.

                              TS Electronics, Inc.
                          (Formerly, Softstone, Inc.)
                      STATEMENTS OF STOCKHOLDERS' DEFICIT
                   FOR THE YEARS ENDED JUNE 30, 2003 AND 2002

                            Common Stock      Additional     Stock                                      Total
                         -----------------
                         Number of             Paid-In       to be      Unearned       Accumulated   Stockholders'
                          shares    Amount     Capital       issued    Compensation     Deficit        Deficit
                         ---------  ------   ------------  ----------  ------------    ------------  -------------
Balance  July 1, 2001    205,740    $ 4,486  $1,632,528     $     -     $        -     $(1,704,415)  $  (67,401)

Share issued for cash
  ($8.72/shr)             11,158        243      97,077           -               -              -       97,320
Shares issued for cash
  ($10.90/shr)            13,272        290     144,410           -               -              -      144,700
Shares issued for cash
  ($21.80/shr)               573         13      12,487           -               -              -       12,500
Share issued for service
  ($7.85/shr)             11,790        257      92,290           -               -              -       92,547
Share issued for service
  ($8.72/shr)             24,903        543     216,657           -               -              -      217,200
Share issued for service
  ($10.90/shr)             1,147         25      12,475           -               -              -       12,500
Share issued for interest
  ($9.81/shr)              2,396         52      24,238           -               -              -       24,290
Shares issued for merger  53,126      1,158           -           -               -              -        1,158
Shares  to  be  issued
  for  cash  ($7.20/shr)       -          -           -         999               -              -          999
Shares  to  be  issued
  for  loan  incentive
  ($8.72/shr)                  -          -           -       2,000               -              -        2,000
Cancellation of shares    (1,147)       (25)          -           -               -              -          (25)

Net  loss                      -          -           -           -               -     (1,104,133)  (1,104,133)
                         ---------  ------   ------------  ----------  ------------    ------------  -------------

Balance June 30, 2002    322,959      7,042   2,232,162       2,999               -     (2,808,548)    (566,345)

Reverse  stock  split
  21.8045:1  on
  August 14, 2003              -     (7,288)      7,288           -               -              -            -

Shares issued for cash    12,841        280      35,955           -               -              -       36,235

Stock issued for
  settlement of notes
  payable                 13,759        300      17,700           -               -              -       18,000

344 Shares of common
  stock to be issued
  for cash                     -          -           -       2,515               -              -        2,515

Shares  issued  for
  cash  included  in
  the prior period           138          3         996        (999)              -              -            -

Adjustment  to
  share  price               459         13         (13)          -               -              -            -

1147  Shares  of
  common  stock  to
  be  issued  for
  loan  incentive              -          -           -       2,000               -              -        2,000

Net  loss                      -          -           -           -               -       (226,365)    (226,365)
                         -------    -------  ----------     -------     -----------    -----------   ----------

Balance June 30, 2003    350,155    $   350  $2,294,088     $ 6,515     $         -    $(3,034,913)  $ (733,960)
                         =======    =======  ==========     =======     ===========    ===========   ==========


   The accompanying notes are an integral part of these financial statements.

                              TS Electronics, Inc.
                          (Formerly, Softstone, Inc.)
                            STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 2003 AND 2002

                                                      Year  Ended     Year  Ended
                                                         June 30,       June 30,
                                                          2003           2002
                                                      ----------   ------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
     Net loss                                         $ (226,365)  $ (1,104,133)
     Adjustments  to  reconcile  net  loss
     to net cash used in operating  activities:
          Loss  on  sale  of  assets                      17,741              -
          Loss  on  settlement  of  debt                   6,950              -
          Depreciation  and  amortization                 67,271         83,307
          Issuance of common stock for compensation            -              -
          Issuance  of  common  stock  for
          services  and  interest                              -        346,537
          Issuance  of  common stock for merger                -          1,133
          Shares  to be issued for loan incentive          2,000          2,000
          Loss  on  investment                                 -        125,000
          Loss  on  impairment  of  assets                     -        214,444
          Write-off  of  samples                               -              -
          Decrease  of  other  current  assets                 -          4,473
          (Increase)  decrease  of  accounts
          receivable                                         818         (2,583)
          Increase (decrease) of accounts payable        (10,055)        22,368
          Increase  in  accrued  expense                  48,514          8,252
                                                      ----------   ------------
               Total adjustments                         133,239        804,931
                                                      ----------   ------------
          Net cash used in operating activities          (93,126)      (299,202)
                                                      ----------   ------------

CASH  FLOWS  FROM  INVESTING  ACTIVITIES
         Purchase  of  patents/investment                      -       (250,000)
         Other                                                 -              -
         Receipt  of  cash  on  disposal
           of  property  and  equipment                   32,576              -
                                                      ----------   ------------
         Net cash provided (used) in
           investing activities                           32,576       (250,000)
                                                      ----------   ------------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
          Proceeds  from  borrowings                      22,336        287,263
          Payments  on  borrowings                             -         (5,000)
          Issuance of common stock for cash               36,235        254,520
          Receipt of cash for stock to be issued           2,515            999
                                                      ----------   ------------
          Net cash provided by financing activities       61,086        537,782
                                                      ----------   ------------

Net increase (decrease) in cash  & cash equivalents          536        (11,420)

CASH  &  CASH  EQUIVALENTS,  BEGINNING                     1,253         12,673
                                                      ----------   ------------

CASH & CASH EQUIVALENTS, ENDING                       $    1,789   $      1,253
                                                      ==========   ============









   The accompanying notes are an integral part of these financial statements.

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATIONS  AND  DESCRIPTION  OF  BUSINESS

     TS Electronics, Inc. (formerly, Softstone, Inc.) (the "Company"), a Delaware corporation, was incorporated on October 7, 1998. The Company was formed to manufacture a patented rubber product used in the road and building construction industries. Its principal activities have consisted of financial planning, establishing sources of production and supply, developing markets, and raising capital. Prior to July 2002, the Company was in the development stage as defined Statement of Financial Accounting Standards No. 7 "Accounting and Reporting by Development Stage Enterprises". Its principal operations began in the quarter ended September 30, 2002. On August 13, 2003, the Company changed its name to TS Electronics, Inc.

     On October 7, 1998, SoftStone Building Products, Inc. ("SSBI" - an Oklahoma corporation and predecessor to the Company) was incorporated. Effective May 31, 1999, SSBI was merged into Softstone, Inc. (incorporated January 28, 1999 under the laws of the State of Delaware) and SSBI was subsequently dissolved. Each share of previously outstanding common stock was converted into 2,500 shares of common stock of the new entity.

     On July 24, 2001, the Company entered into a plan of reorganization involving Kilkenny Acquisition Corp. (Kilkenny) whereby the Company is the survivor and in control of the board of directors. The merger agreement provided for the exchange of 1,158,387 shares of the Company's common stock for all the common stock of Kilkenny. In connection with this merger, on April 4, 2001, certain insider shareholders of the Company contributed 3,947,698 shares of their common stock to the Company effectively reducing the then outstanding shares of stock to 3,685,992. Subsequent issues of common stock for cash and services increased the outstanding stock of the Company to 4,590,646. The issuance of the above mentioned shares of the Company's common stock on the merger date increased the common stock of the Company to 5,669,033 with the Company shareholders, prior to the merger, owning approximately 81% of the outstanding shares of the Company. For accounting purposes, the transaction between the Company and Kilkenny has been treated as a re-capitalization of the Company, with the Company as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. Since Kilkenny is a dormant entity with insignificant assets or liabilities, no pro forma information is presented.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Cash  and  cash  equivalents

     The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

     Property  and  equipment

     Property and equipment are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale, retirement, or

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


     other disposition, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations for the period. The Company depreciates property and equipment using the straight-line method over their estimated useful lives ranging from five to seven years.

     Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses are recognized based upon the estimated fair value of the asset. Being a development stage company, the Company does not believe any of its property and equipment is impaired.

     Patent  and  patent  license  agreement

     In August 2000, patent rights amounting to $100,000 were acquired, in exchange for 300,000 shares of common stock, forgiveness of debt and assumption of additional debt. Patent rights were acquired for the manufacturing process and had been amortized using the straight-line method over fifteen years. In March 2002, additional patent rights were purchased for $125,000. The net book value of $89,444 for the patent purchased in 2000 and the newly purchased patent of $125,000 were written off as impairment of intangible assets in the year ended June 30,, 2002 as the Company decided against selling the items under patent rights.

     Revenue  recognition

     The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 101. Revenue is recognized when merchandise is shipped to a customer.

     Income  taxes

     Deferred income taxes are provided on temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements that will result in taxable or deductible amounts in future years. Deferred income tax assets or liability are determined by applying the presently enacted tax rates and laws.

     Fair  value  of  financial  instruments

     The carrying amount of all financial instruments at June 30, 2003 and 2002, which consist of various notes and loans payable, approximate their fair values.

     Accounts  payable  -  related  party

     The Company has an amount payable to a shareholder amounting $160,879 for certain equipment purchased in prior years. The amounts are due on demand, unsecured and interest free.

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


     Earnings  per  share

     Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

     Use  of  estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Stock-based  compensation

     SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and has adopted the disclosure only provisions of SFAS 123. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

     The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Valuation of shares for services is based on the estimated fair market value of the shares issued.

     As of June 30, 2003, the Company does not have any option for share purchase or warrant outstanding.

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


     Segment  Reporting

     Statement  of   Financial  Accounting  Standards  No.  131   ("SFAS  131"),
     "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

     Accounting  developments

     In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The adoption of SFAS 148 does not have a material effect on the earnings or financial position of the Company.

     On April 30, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and
     (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

     On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments
     b)  Financial  instruments to repurchase an entity's own equity instruments
     c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


     modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

     Reclassifications

     Certain amounts in the 2002 financial statements have been reclassified to conform with the 2003 presentation.

3.   PROPERTY  AND  EQUIPMENT

     Property  and  equipment  consist  of  the  following  at  June  30,  2003:

          Furniture  and  computer  equipment       $   42,198
          Production  and  other  equipment            450,063
          Vehicles                                      29,381
                                                    ----------
                                                       521,642

          Less:  Accumulated  depreciation
                 and  amortization                    (226,568)
                                                    ----------
                                                    $  295,074
                                                    ==========

4.   NOTES  PAYABLE

     Notes  payable  consist  of  the  following  at  June  30,  2003:

          Revolving  note  payable  to  bank;
          interest rate  7.5%,  due on December 05, 2005       $  88,468

          Notes payable to stockholder, 8% & 12%
          interest  rates  and  due  on  demand                  600,889

          Bank  term loan; 6.78% interest rate;
          Maturing  September  13,  2003                          37,857

          Note payable to finance vehicle, 9.5%
          interest rate, maturing September 23, 2005,
          collaterized  by  vehicle                               12,974

          Bank  term  loan;  interest  at 6.25%
          (variable);  collateralized  by
          equipment, accounts  receivable
          and intangibles and  guaranteed
          by  the  principal stockholder
          of  the  Company,  due  July 15, 2005                   25,331


                                      I-11

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


          Note payable to stockholder; interest
          free; due  on  demand                                  160,879
                                                               ---------
                                                                 926,398

          Less:  current  portion                                799,625
                                                               ---------

          Long-term  debt                                      $ 126,773
                                                               =========

     The following is a summary of maturities of principal under long-term debt for years ending June 30:

          2006                                                 $ 126,773
                                                               =========

     The notes payable has been classified in the balance sheet at June 30, 2003 as per follows:

          Accounts  payable  -  related parties                $ 160,879
          Notes  payable-  current                               638,746
                                                               ---------
          Current  liabilities                                   799,625
          Notes  Payable  -  long  term                          126,773
                                                               ---------

                                                               $ 926,398
                                                               =========

5.  SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS

     The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

     The Company paid $0 for income tax during the year ended June 30, 2003 and 2002. The Company paid $13,898 and $31,318 interest during the year ended June 30, 2003 and 2002, respectively.

     Supplemental  disclosure  of  non-cash  investing and financing activities:

     The cash flow statements do not include following non-cash investing and financing activities:

     During the year ended June 30, 2003, the Company issued 13,759 shares of common stock valued at $18,000 for settlement of short-term notes payable amounting $11,050 resulting in a loss of $6,950 on settlement of debt.

6.   STOCKHOLDERS'  EQUITY

     Common  stock

     During the year ended June 30, 2003, the Company issued common stocks in exchange of various services to following parties:

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


     During the year ended June 30, 2003, the Company issued 12,841 shares of common stock for cash of $36,235 received during this period and issued 138 shares for cash amounting $999 received in the prior year.

     During the year ended June 30, 2003, the Company issued 13,759 shares of common stock valued at $18,000 for settlement of short-term notes payable amounting $11,050 resulting in a loss of $6,950 on settlement of debt.

     During the year ended June 30, 2003, the Company received cash of $2,515 for 344 shares to be issued.

     During the year ended June 30, 2003, the Company issued 459 shares of common stock for the adjustment to share price in the prior year.

     At June 30, 2003, the Company has 1,147 shares of common stock amounting $2,000 to be issued for the extension of the due date for the loan.

7.   INCOME  TAXES

     The Company's effective income tax benefit differed from the benefit computed using the federal statutory tax rate as follows:

                                                               Period  from
                                                           Year Ended June  30,
                                                            2003         2002
                                                        ----------    ---------
     Income  tax  benefit  at
     federal statutory rate                             $   90,546    $ 375,405

     Nondeductible  expenses                                  (443)      (2,100)
     Other,  including graduated rates                           -            -
     Change  in  valuation  allowance                      (90,103)    (373,305)
                                                        ----------    ---------
                                                        $        -    $       -
                                                        ==========    =========

Components  of  deferred  tax  assets  at  June  30,  2003,  are  as  follows:

          Assets
          Net  operating loss carryforward                      $ 1,072,101
          Valuation  allowance                                   (1,072,101)
                                                                -----------
                                                                $         -
                                                                ===========

     The valuation allowance increased $90,103 for the year ended June 30, 2003, and $373,305 for the year ended June 30, 2002.

     A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


     not be realized. At June 30, 2003 and 2002, the Company had a net deferred tax asset mainly related to a net operating loss carryforward from operating losses incurred. As such carryforward can only be used to offset future taxable income, management has fully reserved this net deferred tax asset with a valuation allowance until it is more likely than not that taxable income will be generated. Net operating loss carryforwards can be carried forward for fifteen years for federal tax purpose subject to certain limitations and they will expire in the year 2018.

8.   IMPAIREMENT  OF  INVESTMENT

     In March 2002, the Company entered into a purchase agreement with Levgum, Ltd. (Levgum) of Tel Aviv, Israel, where the Company received 83 shares with 1.00 par value representing 10% of outstanding capital, for $250,000. The Company also received the right to use their technology for rubber devulcanization and right to sublicense as part of this purchase agreement. The Company recorded its investment in Levgum for $125,000 and license agreement acquired through acquisition at $125,000. On June 30, 2002, the Company evaluated its investment and patents rights according to FASB 121 and recognized an impairment loss equal to the book value of these intangible assets amounting $125,000.

9.   BASIC  AND  DILUTED  NET  LOSS  PER  SHARE

     Basic and diluted net loss per share for the six-month period ended June 30, 2003 and 2002 were determined by dividing net loss for the periods by the weighted average number of basic and diluted shares of common stock outstanding. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

10.  GOING  CONCERN

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has an accumulated deficit of $3,034,913 at June 30, 2003 and a negative working capital of $902,261 at June 30, 2003. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

     Management's plan of operations anticipates that the cash requirements for the next twelve months will be met by obtaining capital contributions through the sale of common stock and cash flow from operations. However, there is no assurance that the Company will be able to implement its plan.

                              TS ELECTRONICS, INC.
                          (Formerly, Softstone, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS


11.  SUBSEQUENT  EVENT  &  CONTINGENT  LIABILTY

     On July 31, 2003, the Company entered in to a reorganization agreement with TS Electronics Corporation (TSEC), a Delaware corporation. Under the reorganization agreement, TSEC shareholders shall purchase from the Company, 5,350,000 shares of its common stock in a private placement under rule 506 of the Regulation D of the Securities Act of 1933, in exchange of for the transfer to the Company of all the capital stock of TSEC. Under the agreement, all of the directors of the Company will be replaced by present designee of TSEC to fill this vacancy and become the director of the Company.

     Per the agreement, TSEC and its shareholders shall be indemnified by the Company against any liabilities arising either from a failure of the Company or its current president to discharge all liabilities of the Company. The closing of the agreement will be effective subject to compliance of Securities and Exchange filing rules and regulations.

     Pursuant to the reorganization agreement, on August 13, 2003, the Company filed its Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware changing its name to "TS Electronics, Inc." and consolidating the common stock of the corporation. The stock consolidation to 600,000 shares, $0.001 par value, effective August 14, 2003, consolidates each 21.8045 outstanding shares to one share, with fractional shares being rounded up or down to the nearest whole number.

                                    ANNEX II


     Set forth below are the following financial statements for T S Electronics (China):

Report  of  Independent  Accountant                                         II-1

Balance  Sheets  for  fiscal  years  ended
September  30,  2002  and  2001                                             II-2

Statement  of  Income  and  Retained  Earnings  for  the
fiscal  years  ended  September  30,  2002  and  2001                       II-3

Cash  Flows  for  the  fiscal  year  ended  September  30,  2002 and  for  the  interim  period  from  inception  (March  16,  2001)
through  September  30,  2001                                               II-4

Notes  to  Financial  Statements                                            II-5

Report  of  Independent  Accountant                                         II-9

Balance  Sheet  at  June  30,  2003  (Unaudited)                           II-10

Statement  of  Income  and  Retained  Earnings  for  the  nine-month
periods  ended  June  30,  2003  and  2002  (unaudited)                    II-11

Statement  of  Cash  Flows  for  the  nine-month  periods  ended
June  30,  2003  and  2002  (unaudited)                                    II-12

Notes  to Financial Statements                                             II-13













                                    ANNEX II

                          Independent Auditors' Report


To the Board of Directors and Stockholders of Tianjin ShenDing Electronics Technology Co., Ltd.


We have audited the accompanying balance sheets of Tianjin ShenDing Electronics Technology Co., Ltd. as of September 30, 2002 and 2001 and the related statements of income and retained earnings, and cash flows for the year ended September 30, 2002 and the period from inception (March 16, 2001) through September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tianjin ShenDing Electronics Technology Co., Ltd. as of September 30, 2002 and 2001 and the results of their operations and cash flows for the year ended September 30, 2002 and the period from inception (March 16, 2001) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/  Rosenberg  Rich  Baker  Berman  &  Company


Bridgewater,  New  Jersey
November  15,  2002

                Tianjin ShenDing Electronics Technology Co., Ltd.
                                 Balance Sheets


                                                            September 30,
                                                            -------------
                                                          2002          2001
                                                          ----          ----
                                     Assets
Current  Assets
  Cash  and  equivalents                              $     4,640   $     1,962
  Accounts  receivable                                     30,750        48,991
  Inventories                                             139,838             -
  Loan  to  officer                                        65,727       151,859
  Loan  to  supplier                                        2,379         7,249
  Prepaid  expenses                                        23,845        79,741
                                                      -----------   -----------
    Total  Current  Assets                                267,179       289,802
                                                      -----------   -----------

Plant  and  equipment                                     219,971             -
                                                      -----------   -----------

    Total  Assets                                         487,150       289,802
                                                      ===========    ==========


                      Liabilities and Stockholders' Equity
Current  Liabilities
  Accounts  payable  and  accrued  expenses               110,859        30,005
  Building  loan  payable                                  65,243             -
  Customer  deposits                                       26,822             -
  Other  current  liabilities                              13,473         8,135
                                                      -----------   -----------

    Total  Current  Liabilities                           216,397        38,140
                                                      -----------   -----------

Commitments  and  Contingencies                                 -             -

Stockholders'  Equity
  Capital                                                 241,640       241,640
  Retained  earnings                                       29,113        10,022
                                                      -----------   -----------

    Total  Stockholders'  Equity                          270,753       251,662
                                                      -----------   -----------

    Total Liabilities and Stockholders' Equity        $   487,150   $   289,802
                                                      ===========   ===========




See  notes  to  the  financial  statements.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                   Statements of Income and Retained Earnings


                                                                 Period of Inception
                                            Year Ended            (March 16, 2001)
                                           September 30,        through September 30,
                                       ---------------------    ---------------------
                                               2002                        2001
                                       ---------------------    ---------------------
                                        Amount    % of Sales     Amount    % of Sales
                                       ---------  ----------    --------   ----------
Net Sales                              $ 113,422     100.0%     $ 77,804      100.0%
Cost  of  goods  sold                     70,437      62.1        64,277       82.6
                                       ---------     -----      --------      -----
Gross  Profit                             42,985      37.9        13,527       17.4
                                       ---------     -----      --------      -----
Selling  expenses                          1,340       1.2         1,115        1.5
General and administrative expenses       22,303      19.7         2,664        3.4
                                       ---------     -----      --------      -----
    Total Operating Expenses              23,643      20.9         3,779        4.9
                                       ---------     -----      --------      -----


Income from Operations                    19,342      17.0         9,748       12.5
                                       ---------     -----      --------      -----

Other  Income  (Expense)
  Miscellaneous expense                     (349)     (0.3)          (12)         -
  Interest  income                            98         -           286        0.4
                                       ---------     -----      --------      -----
    Total  Other  Income (Expense)          (251)     (0.3)          274        0.4
                                       ---------     -----      --------      -----

  Net  Income                          $  19,091      16.7%     $ 10,022       12.9%
                                       =========     =====      ========      =====

Retained Earnings at
  Beginning of Period                  $  10,022                $      -
Net  income  above                        19,091                  10,022
                                       ---------                --------
Retained Earnings at
  End  of  Period                      $  29,113                $ 10,022
                                       =========                ========



See  notes  to  the  financial  statements.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                            Statements of Cash Flows


                                                                   Period of
                                                                   Inception
                                                                   (March 16,
                                                   Year Ended     2001) through
                                                  September 30,   September 30,
                                                  -------------   -------------
                                                      2002            2001
                                                  -------------   -------------
Cash  Flows  From  Operating  Activities
  Net  income                                     $    19,091      $   10,022
  Adjustments  to  reconcile  net
    income  to  net  cash provided  by
    (used  in)  operating  activities
  Depreciation  expense                                 6,382               -
Decrease  (increase)  in  assets
  Accounts  receivable                                 18,241         (48,991)
  Inventories                                        (139,838)              -
  Prepaid  expenses                                    55,896         (79,741)
  Loan  to  supplier                                    4,870          (7,249)
Increase  (decrease)  in  liabilities
  Accounts  payable  and  accrued  expenses            80,854          30,005
  Customer  deposits                                   26,822
  Other  current  liabilities                          70,581           8,135
                                                  -----------      ----------
    Net Cash Provided by (Used in)
      Operating Activities                            142,899         (87,819)
                                                  -----------      ----------


Cash  Flow  From  Investing  Activities
  Purchases  of  plant  and  equipment               (226,353)              -
                                                  -----------      ----------
    Net  Cash  Used  in  Investing  Activities       (226,353)              -
                                                  -----------      ----------

Cash  Flow  From  Financing  Activities
  Proceeds  from shareholder paid-in
    register capital                                        -         241,640
  Loan  proceeds  to  officer                               -        (151,859)
  Repayment  of  officer  loan                         86,132               -
                                                  -----------      ----------
    Net Cash Provided by Financing Activities          86,132          89,781
                                                  -----------      ----------

Net  Increase  in  Cash  and  Equivalents               2,678           1,962
Cash and Equivalents at Beginning of Period             1,962               -
                                                  -----------      ----------
Cash  and  Equivalents  at  End  of  Period       $     4,640      $    1,962
                                                  ===========      ==========

SUPPLEMENTAL  DISCLOSURES  OF  CASH  FLOW  INFORMATION

There were no cash payments for interest or income taxes during the year ended September 30, 2002 and the period from inception (March 16, 2001) through September 30, 2001.


See  notes  to  the  financial  statements.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements


SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Nature  of  Organization
          Tianjin ShenDing Electronics Technology Co., Ltd. (the Company) was founded in the People's Republic of China on March 16, 2001. The Company, located in D1-C Xinmao Technology Zone Hayuan Industry Area Tianjin, is primarily engaged in developing, consulting, servicing and transferring electronic integrative technology and products within Tianjin, China.

     Cash  and  Equivalents
          For the purpose of the statements of cash flows, cash equivalents include time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

     Allowance  for  Doubtful  Accounts
          The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of all receivables. The estimated losses are based on a review of the current status of the existing receivables. The Company expects all receivables to be collected; the allowance for doubtful accounts as of September 30, 2002 and 2001 is zero.

     Inventories
          Inventories are valued at the lower of cost (determined on a first-in, first-out basis) or market.

     Fixed  Assets  and  Depreciation
          The cost of plant and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 20-30 years for buildings and building improvements and 5-10 years for machinery and equipment. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

     Revenue  Recognition
          Sales revenue is recognized at the date of shipment to customers, at which time, no other significant obligations of the Company exist, other than normal warranty support.

     Income  Taxes
          According to the Provisional Regulations of the People's Republic of China on Income Tax, the Document of Reductions and Exemptions of Income Tax for the Company is approved by the Tianjin local tax bureau and the Management Regulation of New Technology Industry Zone of Tianjin. The Company is exempt from income tax in 2002 and 2001, its first two years of operations.

     Use  of  Estimates
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATIONS  OF  BUSINESS  AND  CREDIT  RISK

     The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements

CONCENTRATIONS  OF  BUSINESS  AND  CREDIT  RISK,  (Continued)

     Since inception, the Company had significant sales to one customer representing 84% and 100% of total revenues in 2002 and 2001, respectively. This significant customer, Tianjin Green Multiple Energy Saving Tech Co., Ltd. (GMET), is owned and controlled by similar interests as the Company. The Company has also made significant purchases from two vendors representing 15% and 39% of total purchases in 2002 and 2001, respectively. These two significant vendors, Jianjie Material Co., Ltd. and Zhengtai Electronic Appliance Co., are not related parties to the Company.

INVENTORIES

Inventories  consist  of  the  following:

                                                            September 30,
                                                     -------------------------
                                                         2002          2001
                                                     ------------    ---------
         Raw  materials                              $     29,421    $       -
         Work  in  process                                    513            -
         Finished  goods                                  109,904            -
                                                     ------------    ---------
              Total                                  $    139,838    $       -
                                                     ============    =========

LOAN  TO  OFFICER

     Loan  to  officer  is  unsecured, non-interest bearing and due upon demand.

PLANT  AND  EQUIPMENT

     Plant and equipment at cost, less accumulated depreciation, consists of the following:

                                                            September 30,
                                                     -------------------------
                                                         2002          2001
                                                     ------------    ---------
     Buildings                                       $    217,501    $       -
     Equipment                                              7,348            -
     Work  shop                                             1,504            -
                                                     ------------    ---------
       Subtotal                                           226,353            -
     Less  accumulated  depreciation                        6,382            -
                                                     ------------    ---------
       Total                                         $    219,971    $       -
                                                     ============    =========

     Depreciation expense charged to operations was $6,382 and $0 in 2002 and 2001, respectively.

     The Company's office and manufacturing site is located in Tianjin. The Company leases land per a real estate contract with the People's Republic of China Government, for a period from January 2001 through January 2051. Per the People's Republic of China's governmental regulations, the Government owns all land. The Government allows for 50 year leases at no cost for commercial building owners.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements


BUILDING  LOAN  PAYABLE

     As of September 30, 2002, the Company had outstanding a non-interest bearing balance of $65,243 due to the seller of the building purchased in December, 2001. The balance is expected to be paid in full in the current period.

OTHER  CURRENT  LIABILITIES

     Other  current  liabilities  consist  of  the  following:

                                                            September 30,
                                                     -------------------------
                                                         2002          2001
                                                     ------------    ---------
     Affiliates  payable                             $     15,706    $       -
     Staff  salary  payable                                 1,214        1,124
     Welfare  payable                                       2,397          617
     Taxes  (credit)  payable                              (5,844)       6,394
                                                     ------------    ---------
       Total  Other  Current  Liabilities            $     13,473    $   8,135
                                                     ============    =========

TAXES  PAYABLE

     Taxes (credit) payable are ($5,844) and $6,394 as of September 30, 2002 and 2001, respectively and consist of the following:

                                                            September 30,
                                                     -------------------------
                                                         2002          2001
                                                     ------------    ---------
          Value-added tax                            $    (9,971)    $   5,760
          City construction tax                              781           403
          Education fee                                      335           173
          Flood prevent tax                                    -            58
          Deed tax                                         2,900             -
          River way maintenance fee                          111             -
                                                     -----------     ---------
            Total Taxes (Credit) Payable             $    (5,844)    $   6,394
                                                     ===========     =========

EMPLOYEE  WELFARE  PLAN

     The Company has established its own employee welfare plan in accordance with Chinese law and regulations. The Company makes annual pre-tax contributions of 14% of all employees' salaries.

     The total expense for the above plan amounted to $1,872 and $617 for the year ended September 30, 2002, and the period from inception (March 16, 2001) through September 30, 2001, respectively.

WARRANTIES

     The Company warrants that all equipment manufactured by it will be free from defects in material and workmanship under normal use for a period of one year from the date of shipment. Through September 30, 2002, substantially all sales by the Company have been from electric efficiency boxes. During 2002, a production error was made for one shipment, yielding a $1,534 warranty repair. Except for this production error, the Company's experience for cost and expenses in connection with such warranties has been minimal and through September 30, 2002, no additional amounts have been considered necessary to reserve for additional warranty costs at this time.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements


RELATED  PARTY  TRANSACTIONS

     The Company sells significant goods to GMET, a related affiliate whose shareholders are also owners of the Company. Following is a summary of transactions and balances with GMET for 2002 and 2001.

     GMET was formed on June 17, 1998 and enjoyed special tax treatment which provided tax-free status with respect to its income for a period of two years from the date of formation of the Company. Upon expiration of such tax benefits, the shareholders of GMET formed the Company on March 16, 2001 in order to take advantage of such tax benefits for an additional two-year period.

     However, GMET had certain existing contracts with customers who are non-related third parties. GMET continued to make sales to and collect payment from such customers subsequent to the formation of the Company. The vast majority of such GMET customer contracts were completed as of June 30, 2003. The Company became the manufacturer of GMET's products and sold such products to GMET so that GMET could fulfill its contracts with GMET's buyers under GMET's existing contracts with such buyers.

                                                            September 30,
                                                     -------------------------
                                                         2002          2001
                                                     ------------    ---------
          Sales  to  GMET                            $    95,263     $  77,804
                                                     -----------     ---------
          Due  from  GMET                            $    30,750     $  48,991
                                                     -----------     ---------
          Due  to  GMET                              $    15,706     $       -
                                                     -----------     ---------

     The Company also advanced a loan as referred to above to an officer and majority shareholder of the Company.

FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

     The current carrying amounts of the Company's cash and equivalents, accounts receivables, accounts payables and accrued expenses approximate their fair values at September 30, 2002 and 2001 due to the short term maturities of these financial instruments.

To the Board of Directors and Stockholder of Tianjin ShenDing Electronics Technology Co., Ltd.


We have reviewed the accompanying balance sheet of Tianjin ShenDing Electronics Technology Co., Ltd. as of June 30, 2003, and the related statements of income and retained earnings for the three and nine month periods ended June 30, 2003 and 2002, and the statements of cash flows for the nine month periods ended June 30, 2003 and 2002, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Tianjin ShenDing Electronics Technology Co., Ltd.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in United States of America.


/s/  Rosenberg  Rich  Baker  Berman  &  Company

Bridgewater,  New  Jersey
August  15,  2003

                Tianjin ShenDing Electronics Technology Co., Ltd.
                                  Balance Sheet
                                  June 30, 2003

                                     Assets

Current  Assets
  Cash  and  equivalents                                            $     4,034
  Accounts receivable net of allowance for doubtful accounts            983,601
  Inventories                                                           142,547
  Loan  to  officer                                                      60,404
  Loan  to  employees                                                    14,570
  Loan  to  related  party                                                2,914
  Loan  to  suppliers                                                     2,390
  Deferred  income  taxes                                                 2,220
  Prepaid  expenses                                                      23,753
                                                                    -----------
    Total  Current  Assets                                            1,236,433

Property,  plant  and  equipment,  net                                  227,862
                                                                    -----------
    Total  Assets                                                     1,464,295
                                                                    ===========

                      Liabilities and Stockholders' Equity

Current  Liabilities
  Accounts  payable  and  accrued  expenses                             499,395
  Customer  deposits                                                     27,562
  Income  taxes  payable                                                 59,747
  Other  taxes  payable                                                  75,787
  Other  current  liabilities                                             9,439
                                                                    -----------
    Total  Current  Liabilities                                         671,930
                                                                    -----------
Stockholders'  Equity
  Capital                                                               242,836
  Retained  earnings                                                    549,529
                                                                    -----------
    Total  Stockholders'  Equity                                        792,365
                                                                    -----------

    Total  Liabilities  and  Stockholders'  Equity                  $ 1,464,295
                                                                    ===========


See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                   Statements of Income and Retained Earnings

                                               Nine  Months  Ended  June 30,
                                               -----------------------------
                                               2003                    2002
                                               ----                    ----
                                        Amount    % of Sales     Amount    % of Sales
                                       ---------  ----------    --------   ----------
Net Sales                              $1,271,004    100.0%     $ 97,049      100.0%
Cost of sales                             573,894     45.2        60,231       62.0
                                       ----------    -----      --------      -----
Gross Profit                              697,110     54.8        36,818       38.0
                                       ----------    -----      --------      -----

Selling expenses                           37,605      3.0           645        0.7
General and administrative expenses        80,896      6.3        18,054       18.6
                                       ----------    -----      --------      -----
      Total Operating Expenses            118,501      9.3        18,699       19.3
                                       ----------    -----      --------      -----
Income (Loss) from Operations             578,609     45.5        18,119       18.7

Other  Income  (Expense)
  Miscellaneous expense                         -        -          (349)      (0.4)
  Interest  income                            145        -           150        0.2
                                       ----------    -----      --------      -----
      Total Other Income (Expense)            145        -          (199)      (0.2)
                                       ----------    -----      --------      -----

Income (Loss) Before Income Taxes         578,754     45.5        17,920       18.5
Provision for Income Taxes                 58,482      5.4             -          -
                                       ----------    -----      --------      -----
Net Income (Loss)                      $  520,272     40.1%     $ 17,920       18.5%
                                       ==========    =====      ========      =====

Retained Earnings at Beginning
  of  Period                           $   29,257               $ 10,022
Net income (loss) above                   520,272                 17,920
                                       ----------               --------
Retained Earnings at End of Period     $  549,529               $ 27,942
                                       ==========               ========


See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                            Statements of Cash Flows

                                                      Nine Months Ended June 30,
                                                      --------------------------
                                                           2003        2002
                                                        ----------   ---------
Cash  Flows  From  Operating  Activities
  Net  Income                                           $  520,272   $  17,920
   Adjustments  to  Reconcile  Net  Income  to
   Net  Cash  Provided by  Operating  Activities
     Depreciation                                            4,190       4,193
     Deferred  income  taxes                                (2,220)          -
  (Increases)  Decreases  in  Assets
    Accounts  receivable                                  (952,698)     14,951
    Inventories                                             (2,017)    (71,973)
    Loan  to  employees                                    (14,570)          -
    Prepaid  expenses                                          210           -
    Loan  to  suppliers                                          -     151,863
  Increases  (Decreases)  in  Liabilities
    Accounts  payable                                      387,988      49,592
    Customer  deposits                                         607           -
    Building  loan                                         (65,565)          -
    Income  tax  payable                                    59,747           -
    Other  tax  payable                                     81,660           -
    Other  current  liabilities                             (9,975)     61,036
                                                        ----------   ---------
      Net Cash Provided by Operating Activities              7,629     227,582
                                                        ----------   ---------

Cash  Flows  From  Investing  Activities
  Purchases  of  fixed  assets                             (10,992)   (218,140)
                                                        ----------   ---------
      Net Cash Used in Investing Activities                (10,992)   (218,140)
                                                        ----------   ---------

Cash  Flows  From  Financing  Activities
  Proceeds  from  officer's  loan                            5,648           -
  Loan  proceeds  to  related  party                        (2,914)
                                                        ----------   ---------
      Net Cash Provided by Financing Activities              2,734           -
                                                        ----------   ---------

Net (Decrease) Increase in Cash and Equivalents               (629)      9,442
                                                        ----------   ---------

Cash  and  Equivalents  at  Beginning  of  Period            4,663       1,885
                                                        ----------   ---------

Cash and  Equivalents  at  End  of  Period              $    4,034   $  11,327
                                                        ==========   =========

SUPPLEMENTAL  DISCLOSURES  OF  CASH  FLOW  INFORMATION
  Cash  paid  during  the  period  for:
    Income  taxes                                       $      955   $       -
                                                        ==========   ==========

    Interest                                            $        -   $       -
                                                        ==========   =========



See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements

SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Nature  of  Organization
          Tianjin ShenDing Electronics Technology Co., Ltd. (the Company) was founded in the People's Republic of China on March 16, 2001. The Company, located in D1-C Xinmao Technology Zone Hayuan Industry Area Tianjin, is primarily engaged in developing, consulting, servicing and transferring electronic integrative technology and products within Tianjin, China.

          Effective June 2, 2003, the Company became a subsidiary of TS Electronics Corp, incorporated in the state of Delaware. On August 13, 2003, TS Electronics Corp changed its name to TS Electronics (China) Corp.

     Cash  and  Equivalents
          For the purpose of the statements of cash flows, cash equivalents include time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

     Allowance  for  Doubtful  Accounts
          The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of all receivables. The estimated losses are based on a review of the current status of the existing receivables. The Company expects all receivables to be collected; the allowance for doubtful accounts as of June 30, 2003 is zero.

     Inventories
          Inventories are valued at the lower of cost (determined on a first-in, first-out basis) or market.

     Fixed  Assets  and  Depreciation
          The cost of plant and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 20-39 years for buildings and building improvements and 5-10 years for machinery and equipment. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expense as incurred.

     Revenue  Recognition
          Sales revenue is recognized at the date of shipment to customers, at which time, no other significant obligations of the Company exist, other than normal warranty support.

     Income  Taxes
          According to the Provisional Regulations of the People's Republic of China on Income Tax, the Document of Reductions and Exemptions of Income Tax for the Company is approved by the Tianjin local tax bureau and the Management Regulation of New Technology Industry Zone of Tianjin. The Company was exempt from income tax in 2002 and 2001, its first two years of operations.

          After its first two year exempt period, income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.



See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements

     Use  of  Estimates
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATIONS  OF  BUSINESS  AND  CREDIT  RISK

     The Company provides credit in the normal course of business to customers located primarily in Tianjin of People's Republic of China. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

     The Company had significant sales to three customer representing 91% of total revenues for the nine months period ended June 30, 2003. These three significant clients, Baodi Power Bureau, Ninhe Power Bureau, Wuqing Power Bureau, are not related parties to the Company. The Company also made significant purchases from three vendors representing 89% of total purchases for the nine months period ended June 30, 2003. These three significant vendors, Huaxingkexin Co., Zhengtai Electronic Appliance Co., and Shangdizhiguang Science & Technology Co., are not related parties to the Company.

INVENTORIES

     Inventories  consist  of  the  following  as  of  June  30,  2003:

                                                            Amount
                                                         ------------
          Raw  materials                                 $     42,386
          Work  in  process                                     6,558
          Finished  goods                                      93,603
                                                         ------------
            Total                                        $    142,547
                                                         ============

LOAN  TO  OFFICER

     Loan  to  officer is unsecured, non-interest bearing and due upon demand.

PLANT  AND  EQUIPMENT

     Plant and equipment at cost, less accumulated depreciation, consists of the following as of June 30, 2003:

                                                            Amount
                                                         ------------
          Buildings                                      $    219,919
          Equipments                                            9,308
          Work  shops                                           8,857
          Furniture                                               381
                                                         ------------
            Subtotal                                          238,465
          Less  accumulated  depreciation                      10,603
                                                         ------------
            Total                                        $    227,862
                                                         ============

     Depreciation expense charged to operations was $4,190 for nine months ended June 30, 2003.


See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements


     The Company's office and manufacturing site is located in Tianjin. The Company leases land per a real estate contract with the People's Republic of China Government, for a period from January 2001 through January 2051. Per the People's Republic of China's governmental regulations, the Government owns all land. The Government allows for 50 year leases at no cost for commercial building owners.

ACCOUNTS  PAYABLE  AND  ACCRUED  EXPENSES

     Accounts payable and accrued expenses consist of the following as of June 30, 2003. These amounts are expected to be paid within the subsequent fiscal year.

                                                            Amount
                                                         ------------
          Accounts  payable                              $    467,806
          Accrued  professional  fee                           15,000
          Accrued  warranty  expenses                          16,589
                                                         ------------
            Total  Other  Current  Liabilities           $    499,395
                                                         ============


OTHER  TAXES  PAYABLE

     Other taxes payable are $75,787 as of June 30, 2003, consist of the following:

                                                            Amount
                                                         ------------
          Value-added  tax                               $     74,554
          City  construction  tax                                 785
          Education  fee                                          336
          Flood  prevent  tax                                     112
                                                         ------------
            Total  Other  Taxes  Payable                 $     75,787
                                                         ============


OTHER  CURRENT  LIABILITIES

     Other  current  liabilities  consist  of the following as of June 30, 2003:

                                                            Amount
                                                         ------------
          Staff  salary  payable                         $      6,211
          Welfare  payable                                      3,228
                                                         ------------
            Total  Other  Current  Liabilities           $      9,439
                                                         ============


INCOME  TAXES

     According to the Provisional Regulations of the People's Republic of China on Income Tax, a Guidebook of Local Taxes issued by the Tianjin local tax bureau, after its first two year income tax exemption, the Company is imposed income taxes of 15% of its net income. Income tax expenses were $58,482 and $28,735 for nine and three month periods ended June 30, 2003, respectively.



See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements


     The  income  tax  provision  (benefit)  is  comprised  of  the  following:

                                                            Amount
                                                         ------------
          Nine  Months  Ended  June  30,  2003
            Current                                      $     60,702
            Deferred                                           (2,220)
                                                         ------------
                                                         $     58,482
                                                         ============

     Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (using accelerated depreciation methods for income tax purposes).

EMPLOYEE  WELFARE  PLAN

     The Company has established its own employee welfare plan in accordance with Chinese law and regulations. The Company makes annual pre-tax contributions of 14% of all employees' salaries.

     The total expense for the above plan was $3,346 for nine months ended June 30, 2003.

WARRANTIES

     The Company warrants that all equipment manufactured by it will be free from defects in material and workmanship under normal use for a period of one year from the date of shipment. Through June 30, 2003, substantially all sales by the Company have been from electric efficiency boxes. The Company's experience for cost and expenses in connection with such warranties has been minimal. However, through June 30, 2003, $16,589.00 has been reserved for additional warranty costs.

RELATED  PARTY  TRANSACTIONS

     The Company sells goods to GMET, a related affiliate whose shareholders are also owners of the Company. Following is a summary of transactions and balances with GMET for the nine month period ended June 30, 2003.

     GMET was formed on June 17, 1998 and enjoyed special tax treatment which provided tax-free status with respect to its income for a period of two years from the date of formation of the Company. Upon expiration of such tax benefits, the shareholders of GMET formed the Company on March 16, 2001 in order to take advantage of such tax benefits for an additional two-year period.

     However, GMET had certain existing contracts with customers who are non-related third parties. GMET continued to make sales to and collect payment from such customers subsequent to the formation of the Company. The vast majority of such GMET customer contracts were completed as of June 30, 2003. The Company became the manufacturer of GMET's products and sold such products to GMET so that GMET could fulfill its contracts with GMET's buyers under GMET's existing contracts with such buyers.

                                                            Amount
                                                         ------------
          Sales  to  GMET                                $        567
                                                         ------------
          Accounts  Receivable  from  GMET               $      8,113
                                                         ------------
          Due  from  GMET                                $      2,914
                                                         ------------



See notes to financial statements and accountants' report.

                Tianjin ShenDing Electronics Technology Co., Ltd.
                        Notes to the Financial Statements


FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

     The current carrying amounts of the Company's cash and equivalents, accounts receivables, accounts payables and accrued expenses approximate their fair values on June 30, 2003 due to the short term maturities of these financial instruments.




































See notes to financial statements and accountants' report.